UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant	☒

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☐	Soliciting Material under §240.14a-12

The Necessity Retail REIT, Inc.
(Name of Registrant as Specified in its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Related Fund Management, LLC
Jim Lozier
Richard O’Toole

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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On April 21, 2023 and April 25, 2023, Blackwells Capital LLC (“Blackwells Capital”) issued a presentation that discusses, among other things, Blackwells Capital’s case for change at The Necessity Retail REIT, Inc. (“RTL”) and urges stockholders to vote for Blackwells Capital’s two highly qualified director nominees at the upcoming 2023 Annual Meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders of RTL held in lieu thereof, the “Annual Meeting”). A copy of the presentation is attached hereto as Exhibit 1.

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital, Jason Aintabi (collectively, Mr. Aintabi, Blackwells Onshore and Blackwells Capital, “Blackwells”), Related Fund Management, LLC (“RFM”), Richard O’Toole and James L. Lozier (collectively, Blackwells, RFM and Messrs. O’Toole and Lozier, the “Participants”) are participants in the solicitation of proxies from the stockholders of RTL in connection with the Annual Meeting. The Participants have filed with the SEC a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE Universal Proxy Card to be used in connection with any such solicitation of proxies from RTL’s stockholders for the Annual Meeting. BLACKWELLS STRONGLY ADVISES ALL STOCKHOLDERS OF RTL TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The Proxy Statement and an accompanying WHITE Universal Proxy Card are being furnished to some or all of RTL’s stockholders and are available, along with any amendments or supplements to the Proxy Statement and other relevant documents, at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the Proxy Statement without charge upon request. Requests for copies should be directed to Blackwells Onshore.

Exhibit 1

BLACKWELLS CAPITAL

THE CASE FOR CHANGE

Global Net Lease, Inc & The Necessity Retail REIT, Inc

Presentation to Institutional Shareholder Services

APRIL 2023

PRESENTED BY BLACKWELLS CAPITAL

LEGAL DISCLAIMER

The views expressed in this presentation (the "Presentation") represent the opinions of Blackwells Capital LLC and/or certain of its affiliates (collectively, "Blackwells") and the investment funds it manages that hold shares in Global Net Lease, Inc. (the "Company", "Global Net Lease", or "GNL"), The Necessity Retail REIT, Inc. (the "Company" or "RTL") or both (the "Companies"). The Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation, and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of Blackwells, and are based on publicly available information and Blackwells' analyses.

Certain financial information and data used in the Presentation have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") by the Company or other companies that Blackwells considers comparable, as well as from third party sources. Blackwells has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. Information contained in the Presentation has not been independently verified by Blackwells. Blackwells disclaims any obligation to correct or update the Presentation or to otherwise provide any additional materials. Blackwells recognizes that the Company may possess confidential information that could lead it to disagree with Blackwells' views and/or conclusions.

Blackwells currently beneficially owns, and/or has an economic interest in, shares of GNL and RTL. Blackwells is in the business of trading—buying and selling—securities. Blackwells may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes. There may be developments in the future that cause Blackwells to engage in transactions that change its beneficial ownership and/or economic interest in the Company.

The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions. There should be no assumption that any specific portfolio securities identified and described in the Presentation were or will be profitable. Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security.

The information herein contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could," "should" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Blackwells' underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Blackwells that the future plans, estimates or expectations contemplated will ever be achieved.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Blackwells Onshore I LLC, Blackwells Capital LLC, Related Fund Management, LLC, Jason Aintabi, Richard O'Toole and James L. Lozier (collectively, the "Participants").

To the shareholders of GNL:

The Participants have filed with the SEC a definitive proxy statement and accompanying WHITE Universal Proxy Card to be used in connection with any such solicitation of proxies from GNL's shareholders for the annual meeting of shareholders. BLACKWELLS STRONGLY ADVISES ALL SHAREHOLDERS OF GNL TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The proxy statement and an accompanying WHITE Universal Proxy Card are being furnished to some or all of GNL's shareholders and are available, along with any amendments or supplements to the Proxy Statement and other relevant documents, at no charge on the SEC's website at http://www.sec.gov/. In addition, the Participants will provide copies of the proxy statement without charge upon request. Requests for copies should be directed to Blackwells.

To the shareholders of RTL:

The Participants have filed with the SEC a definitive proxy statement and accompanying WHITE Universal Proxy Card to be used in connection with any such solicitation of proxies from RTL's shareholders for the annual meeting of shareholders. BLACKWELLS STRONGLY ADVISES ALL SHAREHOLDERS OF RTL TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The proxy statement and an accompanying WHITE Universal Proxy Card are being furnished to some or all of RTL's shareholders and are available, along with any amendments or supplements to the Proxy Statement and other relevant documents, at no charge on the SEC's website at http://www.sec.gov/. In addition, the Participants will provide copies of the proxy statement without charge upon request. Requests for copies should be directed to Blackwells.

TABLE OF CONTENTS

Executive Summary

WHY ARE WE HERE?

Global Net Lease, Inc. ("GNL") and The Necessity Retail REIT, Inc. ("RTL"), triple net-lease REITs, are deeply undervalued due to its rapacious external manager

1. AR Global has subjected GNL and RTL to an endless cycle of self-dealing and corporate piracy to the tune of $881 million dollars since 2015

2. GNL and RTL trade at significant discounts to the value of their underlying property portfolios

   The AR Global Management Agreement must be terminated to unlock this embedded shareholder value

3. Blackwells has nominated two highly qualified individuals and advanced important shareholder governance measures

4. Despite a contentious nomination process, Blackwells believes its nominees have the skills necessary to effectuate significant changes at both GNL and RTL

5. The gross discount to the Net Asset Values of both GNL and RTL will shrink rapidly and then consistently with Blackwells' initiatives

Source: GNL and RTL Company Filings.

THE AR GLOBAL CHOKEHOLD IS TERRIBLE FOR SHAREHOLDERS



GNL and RTL Cumulative Market Cap Destruction vs. AR Global's Cumulative Proceeds from Compensation, Fees, and G&A Expenses
Market Cap Destruction ($mm)
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
$(3,500)
$(4,000)
Payments to AR Global
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
+$881 Million (1)
- $3.3 billion (2)
Total Market Cap Lost
Proceeds to AR Global

BLACKWELLS CAPITAL

(1) Blackwells analysis based on public filings. Payments include Management Fees, Reimbursements, Property and Other Expenses.
(2) Based on share prices as of April 18, 2023.

RELATIVE OPERATING LOAD VS MARKET CAP

Operating Load as Percentage of Market Cap by Triple Net REIT (1)


0.1% 0.3% 0.4% 0.6% 0.6% 0.6% 0.7% 0.8% 0.8% 0.9% 0.9% 1.1% 1.2% 1.2% 1.7% 1.9% 6.1% 12.1%
VICI O GLPI ADC Average NNN STOR WPC EPRT Median FCPT SRC SAFE BNL EPR NTST GNL RTL
Factor Multiple
41.4x 17.7x 16.0x 10.5x 9.9x 9.7x 8.8x 7.5x 7.5x 6.9x 6.7x 5.7x 5.3x 4.9x 3.5x 3.3x 1.0x 0.5x

GNL's + RTL's Loads as a % of Market Cap are 10.2x and 20.2x the Triple Net Lease Peer Average

GLPI has 30% $ less load than GNL and 11.5x the market cap

RTL is 2nd highest load in 18 comp universe despite market cap 7% of average

BW BLACKWELLS CAPITAL

Source: Operating Fees to Related Parties from GNL Company SEC filings. (1) Note: Triple Net Peers with Book Value greater than $1 bn as of Q4 2022.
(2) Note: Operating load calculated by annualizing the YTD operating load as of Q4 2022 and book value as of December 30, 2022.

RELATIVE OPERATING LOAD VS BOOK VALUE

Operating Load as Percentage of Book Value by Triple Net REIT (1)


GNL and RTL (both managed by AR Global) have the highest operating loads compared to their triple net REIT peers
0.2%
0.5%
0.8%
1.1%
1.2%
1.2%
1.2%
1.2%
1.2%
1.3%
1.4%
1.5%
1.8%
1.8%
2.0%
4.9%
5.8%
VICI
O
ADC
BNL
STOR
EPRT
NNN
Average
GLPI
SRC
WPC
SAFE
FCPT
NTST
EPR
GNL
RTL

GNL's management fee has gone up 2.6x while its stock has fallen 65% since its IPO

RTL's management fee has gone up 2.9x while its stock has fallen 62% since its re-IPO

Source: Operating Fees to Related Parties from GNL Company SEC filings. (1) Note: Triple Net Peers with Book Value greater than $1 bn as of Q4 2022.

GNL LOAD FACTOR VS. BOOK VALUE SINCE IPO

AR Global pays itself in excess of
$71mm a year
at the expense of GNL shareholders:

- $41mm is from management fees, reimbursements, property fees
- $18mm is from G&A
- $12mm is from equity compensation

With G&A and Equity Comp, the Total Load is closer to **$1 in $5 dollars** of revenue

Book value is getting destroyed while fees have increased 2.6x

AR Global Load Factor (Operating Load / BV) at GNL: 2015 to 2022


5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
2.2%
2.5%
2.2%
2.9%
3.1%
3.8%
4.1%
4.8%
2015
2016
2017
2018
2019
2020
2021
2022
2.6x surge in 7 years Totalling $383 million since 2015
GNL
GLOBAL NET LEASE

Source: GNL Company Filings.

RTL LOAD FACTOR VS. BOOK VALUE SINCE IPO

AR Global pays itself in excess of

$92mm a year

at the expense of RTL shareholders:

- $61mm is from management fees, reimbursements, property fees
- $16mm is from G&A
- $14mm is from equity compensation

With G&A and Equity Comp, the Total Load is closer to **$1 in $5 dollars** of revenue

Book value is getting destroyed while fees have increased 2.8x

AR Global Load Factor (Operating Load / BV) at RTL: 2015 to 2022


2.8x surge in 7 years Totalling $496 million since 2015
6.2%
5.7%
5.2%
4.7%
4.2%
3.7%
3.2%
2.7%
2.9%
3.1%
2.9%
3.9%
4.1%
3.9%
4.6%
5.8%
2015
2016
2017
2018
2019
2020
2021
2022
THE NECESSITY RETAIL REIT

Source: RTL Company Filings.

GNL'S & RTL'S CORPORATE GOVERANCE ARE AMONG THE WORST IN AMERICA

GNL and RTL both have an overall Governance QualityScore of 10/10, the worst score possible, for Shareholder Rights from ISS

ISS

Quality Score

10 = Highest Possible Risk

Governance	10
Environment	10
Social	10

QualityScore

Governance	10
Lower Risk / Higher Risk	
Board Structure	9
Compensation	9
Shareholder Rights	10
Audit & Risk Oversight	8

Governance Scores As Of: March 28, 2022
Last Data Profile Update: March 28, 2022

Environment	10
Higher Disclosure / Lower Disclosure	
Management of Environmental Risks and Opportunities	10
Carbon and Climate	9
Natural Resources	9
Waste and Toxicity	9

Social	10
Higher Disclosure / Lower Disclosure	
Human Rights	7
Labor, Health, and Safety	10
Stakeholders and Society	10
Product Safety, Quality, and Brand	N/A

Environmental and Social Scores As Of: March 28, 2022
Last Data Profile Update: March 15, 2022

ISS has NOT recommended FOR any GNL or RTL director at the 2022 and the 2021 Annual Meetings

Source: ISS Report, Global Net Lease, Inc. & The Necessity Retail REIT, Inc.

BLACKWELLS' PLAN

Blackwells' Plan will unlock Shareholder Value at GNL and RTL in the immediate term

1

Install two eminently qualified Independent Directors to act as **FIDUCIARY ADVOCATES FOR ALL** shareholders

2

Establish Strategic Review Committee to conduct a strategic review process to **PURSUE POSSIBLE EXTRAORDINARY TRANSACTIONS**

3

Appoint and empower SHAREHOLDER RIGHTS COMMITTEE to:

- Elect new CEO
- Conduct fairness opinion and solicit bids for Management Agreement, or Temporary Management Contract and eventual Internalization
- Assess and eliminate conflicts of interest
- Establish 90-day plan to create value, eliminate discount to NAV (including strategic review of asset sales or company sale)
- Terminate all poison pill provisions and anti-takeover measures

4

Work to REPEAL ALL ANTITHETICAL GOVERNANCE PROVISIONS that benefit a few at the expense of many: recent bylaw changes, classification of the Board of Directors, ending plurality voting etc.

BLACKWELLS SEES IMMEDIATE UPSIDE IN TERMINATING THE AR GLOBAL AGREEMENT

GNL and RTL may be <u>worth substantially more</u> if the AR Global Management agreements were terminated

GNL Estimated Earnings Add-Back per Share

GNL GLOBAL NET LEASE

Add-back per share: $0.97

P/FFO Multiple	14x	16x	18x
Implied Additional Value Per Share	$13.81	$15.78	$17.76
Pro Forma Share Price	$25.31	$27.28	$29.23
Premium to Oct 24 Share Price (BW Director Nomination)	+120%	+137%	+154%

Applying a range of price to funds from operations (P / FFO) multiples on GNL's expected earnings add-back implies an additional $13.81 - $17.76 per share of value

- Contract inflates GNL's operating load from the peer average of 1.3% of book value to 4.9% of book value (+3.76x higher) (1)
- The 3.6% of book value difference between GNL's load and its average peer's load plus additional addbacks expected from better operation represent **$102.6 mm or $0.97/share of additional earnings** (2)(4)

RTL Estimated Earnings Add-Back per Share

THE NECESSITY RETAIL REIT

Add-back per share: $0.54

P/FFO Multiple	14x	16x	18x
Implied Additional Value Per Share	$9.71	$11.10	$12.48
Pro Forma Share Price	$13.25	$14.32	$15.40
Premium to Oct 24 Share Price (BW Director Nomination)	+131%	+149%	+168%

Applying a range of price to funds from operations (P / FFO) multiples on RTL's expected earnings add-back implies an additional $9.71- $12.48 per share of value

- Contract inflates RTL's operating load from the peer average of 1.3% of book value to 5.8% of book value (4.5x higher)
- The 4.8% of book value difference between RTL's load and its average peer's load represents **$71.8 mm or $0.54 /share of additional earnings** (3)

Sources: Company filings. Company closing stock price trading session as of April 14, 2022. (1) Triple Net Peer comps include triple net companies with Book Values greater than $1 bn: ADC, BNL, EPR, EPRT, FCPT, GLPI, NNN, NTST, O, SAFE, SRC. STOR, VICI, and WPC. (2) Based on Book Value of $1.485 billion and 103.3 million shares outstanding. (3) Based on fiscal year ending 2022 Book Value of $1.453billion and 133.7 million shares outstanding for GNL and $1.587mm book value for RTL and 133mm shares outstanding. (4) At GNL there has been $51mm of impairments in last 3 years. These $51mm of impairments represent $0.50/ share of additional earnings.

BLACKWELLS' INDEPENDENT DIRECTOR NOMINEES

Blackwells has nominated two exceptional nominees for election at the 2023 Annual Meetings of GNL and RTL in order to improve governance, hold management accountable and maximize value for shareholders

Richard O'Toole



- ✓ **Independent director with significant REIT experience**
- ✓ **Previous experience removing entrenched external advisors**
- ✓ **Significant tax expertise**

- Executive Vice President of Related Companies, where he is responsible for tax structuring and origination of new business opportunities
- Previously Partner at Paul Hastings LLP and Battle Fowler LLP in the Tax Department
- Member of the board of directors of Webster Financial Corporation and Equinox Holdings, Inc
- Removed trustees from the externally advised REIT of CommonWealth REIT (now Equity Commonwealth)

Jim Lozier



- ✓ **Independent director with significant international real estate experience**
- ✓ **Significant M&A experience**
- ✓ **Public company board and governance expertise**

- Served as co founder and CEO of Archon Group L.P., a diversified international real estate services and advisory company, from its formation in 1996 until 2012
- Under Mr Lozier's leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs, managed at its peak a gross value of ~$59 billion and over 8,500 employees
- Previously worked at the J.E. Robert Company, a global real estate investment management company, and directed acquisition efforts for Goldman Sachs/J E Rober
- Previously served as an external director for Equity Commonwealth and since 2015 has served as an External Director for Hunt Companies, Inc

BLACKWELLS' DEMANDS & PROXY INITIATIVES

Blackwells seeks three major changes to galvanize value:

1. The recission of the AR Global Management Contract in favor of a fair-market one after competitive bidding process
2. The ouster of Directors Michael Weil and Jim Nelson (CEO) at GNL and Directors Michael Weil (CEO) and Lisa Kabnick at RTL
3. Implementation of Strategic Review Committee comprised only of independent directors

A PROXY VOTE ON THE FOLLOWING WILL HELP ACHIEVE THESE GOALS:

Governance	Operations / Strategy
Election of Directors	Growth acceleration
Bylaw Repeal Proposal	Review of leases
Poison Pill Repeal Proposal	Exploration of capital recycling
Declassification Proposal	Implementation of performance metrics
Director Resignation Policy Proposal	Review of financial controllers
Strategic Review Process Proposal	Strategic disposition of non-core
Bylaw Amendment Proposal	Valuation review to stop recurring impairments

GNL and RTL Company Overview

GLOBAL NET LEASE, INC. ("GNL")

GNL GLOBAL NET LEASE

- Global Net Lease, Inc. ("GNL") is a publicly traded REIT focused primarily on single-tenant net lease properties in the United States and western Europe
- GNL focuses on high-quality assets and has a strong concentration of high-credit quality tenants with long-term leases containing contractual rent escalators
- The Company currently has 309 properties totaling over 39 million rentable square feet and 138 tenants primarily located in the U.S. and U.K.
- The Company operates in three segments' Industrial (56%), Office (41%), and Retail (3%) (1)

2022 Revenue by Segment (1)



3%
56%
41%
Retail
Office
Industrial

Total Revenue ($M)



$282
$306
$330
$391
$379
2018
2019
2020
2021
2022

GNL Share Price Performance Since IPO (2)



0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Jun-21
Jun-22
-64%

NYSE

Enterprise Value	**$3,468 Million**
Market Cap	**$1,168 Million**
2022 Revenue	**$379 Million**
2022 NOI	**$346 Million**
2022 Implied Cap Rate	**10.0%**
Amount Paid to AR Global in 2022	**$41 Million**
% of 2022 Revenue Paid to AR Global	**10.9%**

BW BLACKWELLS CAPITAL

Source: Bloomberg, Company filings. Note: Share price as of close on April 18, 2023.
(1) For Q4 22, calculated as of December 21, 2022, using annualized straight line rent ("SLR") converted from local currency into USD, for the in place lease on the property on a straight line basis, which includes tenant concessions such as free rent, as applicable.
(2) Note: GNL listed at $10.50 on June 2, 2015, $31.50 reflects the effects of the Company's 3-1 reverse stock split in February 2017.

HIGH QUALITY PORTFOLIO

GNL has the hallmarks of an extremely valuable and attractive property portfolio







- 309 properties
- 39.2 million rentable square feet
- 138 tenants primarily located in the U.S. and U.K.
- 65% U.S & Canada., 17% U.K., 18% Europe excl. U.K [(1)]
- 56% Industrial, 41% Office, 3% Retail [(1)]
- 94.5% of leases feature annual rental increases
- 98.0% leased
- 98.0% occupancy
- 60.5% of rent from investment grade tenants [(1)(2)]
- 100% original cash rent collection over last eight consecutive quarters
- 8.0 year weighted average remaining lease term

Source: GNL Company Filings.

DETAILED PORTFOLIO OVERVIEW

GNL has a quality portfolio of 309 net lease assets primarily in the office and industrial real estate segments

Portfolio Overview	
Properties	309
Rentable Square Feet (millions)	39.2
Tenants	138
Industries	51
Countries and Territories	11
Leased	98.0%
Weighted Average Remaining Lease Term	8.0 yrs
% of SLR from Investment Grade Tenants[(1)(2)]	60.5%
% of Leases with Contractual Rent Increases[(1)]	94.5%

Geographic Overview	
Total U.S. & Canada Properties	236
Total European Properties	73
% of SLR from U.S. & Canada Properties[(1)]	64.8%
% of SLR from European Properties[(1)]	35.2%

Portfolio Segment Distribution [(1)]


Retail, 3%
Office, 41%
Industrial, 56%

Global Geographic Diversity [(1)]


France 2%
Channel Islands 2%
Luxembourg 2%
Italy & Spain 2%
Germany 2%
Finland 3%
4%
Netherlands 5%
United Kindom 17%
United States & Canada 65%

Source: GNL Company Filings.

TENANT DIVERSIFICATION

GNL has a total of 138 tenants of which 60.5% are investment grade (1)

Tenant Industry (1)


Auto Manufacturing 12%
Financial Services 12%
Consumer Goods 6%
Healthcare 6%
Technology 5%
Freight 4%
Aerospace 4%
Government 4%
Metal Processing 4%
Logistics 4%
Energy 3%
Metal Fabrication 3%
Pharmaceuticals 3%
Engineering 3%
Automotive Parts 3%
All Others 24%

Tenant Credit Rating (1)


Not Rated, 4%
Non-Investment Grade Rated 36%
Investment Grade 60%

Tenant	Rating	Country	Property Type	% of SLR
McLaren	Caa1 (Moody's)	U.K.	Industrial	5%
FedEx	Baa2	U.S./Canada	Distribution	4%
Whirlpool	Baa1	U.S./Italy	Industrial	4%
U.S. GSA	Aaa	U.S.	Office	3%
AFW	Baa3	U.K.	Office	3%
FCA	Baa2	U.S.	Industrial	3%
ING	Aa3	NETH	Office	3%
Broadridge	Baa1	U.S.	Industrial	3%
Penske	Baa2	U.S.	Distribution	2%
FINNAIR	Aa1	FIN	Industrial	2%

Top Ten Tenants Represent 32% of SLR

McLaren FedEx Whirlpool amec foster wheeler ING PENSKE FINNAIR

Source: GNL Company Filings.

THE NECESSITY RETAIL REIT, INC. ("RTL")

The Necessity Retail REIT

- RTL is a publicly traded REIT focused primarily on necessity-based single and multi-tenant service retail properties in the United States
- RTL focuses on high quality assets and has a strong concentration of high credit quality tenants with long term leases with contractual rent escalators
- The Company currently has 1,044 properties totaling over 27.9 million square feet
- The Company operates in three Single Tenant segments, Industrial (16%), Office (2%), Retail (82%) and three Multi-Tenant segments, Grocery Centers (20%), Anchored Center (22%) and Power Center (58%)

Annualized SLR by Segment


52%
48%
Single-Tenant
Multi-Tenant

Total Revenue ($M)


$292
$303
$306
$335
$446
2018
2019
2020
2021
2022

RTL Share Price Performance Since IPO


30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-62%
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23

NYSE

Enterprise Value	**$3,494 Million**
Market Cap	**$764 Million**
LTM Revenue	**$446 Million**
LTM NOI	**$345 Million**
LTM Implied Cap Rate	**9.9%**
Amount Paid to AR Global in LTM	**$62 Million**
% of LTM Revenue Paid to AR Global	**14%**

BW BLACKWELLS CAPITAL

Source: Bloomberg, Company filings. Note: Data as of December 31, 2022 unless specified otherwise. Share price as of April 18, 2023.
(1) Note percentages are of the Company's total rentable square footage.

HIGH QUALITY PORTFOLIO

RTL has the hallmarks of an extremely valuable and attractive property portfolio


Marshalls
AutoZone

- $5.1 billion portfolio at cost
- 1,044 properties
- 935 single-tenant and 109 multi-tenant
- 27.9 million square feet
- 100% U.S. single-tenant located in 48 states and multi-tenant located in 29 states
- Top 10 tenants totaled 29.1% of portfolio straight line rent
- 71.5% of top 10 tenants are investment grade rated
- 61.2% of portfolio leases have rent escalators
- 93.7% occupancy
- 46.9% investment grade tenants
- Has not experienced any material delays in the receipt of rent payments
- 7.2 weighted average lease term (WALT)

Source: RTL Company Filings.

DETAILED PORTFOLIO OVERVIEW

RTL has a high-quality portfolio of 1,044 properties primarily open-air shopping centers and single-tenet retail

Portfolio Overview	Multi-Tenant	Single-Tenant	Total
Real Estate Investments, at cost	$2,722 million	$2,386 million	$5.1 billion
Number of Properties	109	935	1,044
States (including D.C.)	29	48	48
Square Feet (million)	16.4	11.5	27.9
Annualized Straight-Line Rent ($ million)	$199.1	$184.5	$383.6
Occupancy (%)	89.8%	99.3%	93.7%
Executed Occupancy Plus Leasing Pipeline (%)	92.4%	99.3%	95.4%
Investment Grade Tenancy (%)	37.3%	53.8%	46.9%
Weighted Average Remaining Lease Term	4.7 yrs	9.9 yrs	7.2 yrs

Multi-Tenant Type Distribution


Grocery Center 23%
Anchored Center 21%
Power Center 56%

Single-Tenant Type Distribution


Office, 2%
Industrial, 16%
Retail, 82%

Source: RTL Company Filings.

TENANT DIVERSIFICATION

54% of RTL's portfolio straight line rent is derived from Necessity-Based retail tenants

Tenant Industry (1)


22 Others
18%
Discount Retail
8%
Gas/Convenience
7%
Specialty Retail
7%
Healthcare
7%
Quick Service Restaurant
5%
Home Improvement
5%
Grocery
5%
Retail Banking
5%
Apparel Retail
4%
Casual
4%
Fast
Sporting Goods
4%
Full Service Restaurant
4%
Refrigerated Warehousing
3%
Pet Supplies
3%
Auto Services
3%
Salon / Beauty
3%
Furniture
2%
Electronics
2%

Tenant	Rating	Market Cap	Remaining Lease Term (Yrs)	% of SLR
Fresenius	Baa3	$10 bn	6.1	3.8%
Mountain Express Oil Co.	Ba3	-	15.7	3.5%
Home Depot	A2	$322 bn	6.3	3.4%
AmeriCold	Baa3	$8 bn	4.7	3.3%
Truist Bank	A3	$57 bn	6.5	3.2%
PetSmart	B1	-	3.6	2.7%
Stop & Shop	Baa1	-	3.8	2.5%
Dick's Sporting Goods	Baa3	$10 bn	2.9	2.5%
Bob Evans	Ba1	-	14.3	2.1%
Best Buy	A3	$18 bn	3.0	2.1%

Top Ten Tenants Represent 29.1 of SLR

BLACKWELLS CAPITAL

Source: RTL Company Filings.

GNL and RTL Underperformance

SELF-DEALING, MISMANAGEMENT & FIASCO

Blackwells believes that $1.2 BILLION has been absconded with and squandered by this Board since IPO + $3.3 BILLION of market cap destruction

Self-dealing & Conflicts of Interest	**Significant conflicts of interest exist between GNL's Board and external manager** ➔ **$596mm** of fees to AR Global, a company controlled by Mr. Weil and Mr. Nelson, since IPO ➔ **$363mm** in compensation (salary, equity, excess G&A) since IPO
Punitive Management Contract	**The current management contract is a form of economic piracy and siphoning** ➔ **$273mm** of excess fees in last 3 years alone ➔ **$1 out of every $5** GNL and RTL makes is paid to its Manager, **$1 in $10** as Fee to Related Party
History of Decisions Antagonistic to Shareholders	➔ Toxic Poison Pill, **$268mm** in impairments and avoidable losses (in addition to excess fees) ➔ Lack of reset after Accounting Scandal ➔ Lack of Board leadership with checks and balances
Empirical Failures & Operating Underperformance	➔ Hampered by hostile conflicts and inimical leadership, FFO and Book Value impaired

Source: GNL and RTL Company Filings.

GNL AND RTL UNDERPERFORMANCE VERSUS PEERS

GNL and RTL are deeply undervalued companies with valuable and attractive property portfolios that have been mismanaged by AR Global resulting in underperformance versus the average of its peers of -104% and -73%, respectively

GNL Share Price Underperformance Since IPO[1]


120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22
-104%
GNL
GLOBAL NET LEASE
GNL
Bloomberg Diversified REIT Index

RTL Share Price Underperformance Since Re-IPO[2]


80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23
-73%
THE NECESSITY RETAIL REIT
RTL US Equity
Bloomberg Diversified REIT Index

Source: Bloomberg.
(1) Note: Share price data calculated from June 2, 2015, to April 14, 2023.
(2) Note: Share price data calculated from July 19, 2018, to April 14, 2023.

GNL AND RTL RELATIVE SHAREHOLDER RETURNS

Total Shareholder Return Since GNL IPO


S&P 500
127.1%
Bloomberg Diversified REIT Index
98.7%
Bloomberg REIT Index
46.0%
MSCI US REIT Index
42.3%
GNL
GLOBAL NET LEASE
-8.2%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%

Total Shareholder Return Since RTL IPO


S&P 500
60.2%
Bloomberg Diversified REIT Index
35.2%
MSCI US REIT Index
17.8%
Bloomberg REIT Index
15.7%
-37.8%
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%

BW BLACKWELLS CAPITAL

Source: Bloomberg.
Note: Total shareholder return calculated through April 14, 2023.

THE AR GLOBAL CHOKEHOLD HAS BEEN A PERSISTENT MENACE AGAINST VALUATION

GNL and RTL have consistently lagged their peers across each valuation metric over the last 5 years

	EV / EBITDA			P / AFFO			P / NAV	
	GNL	NET LEASE AVERAGE	Prem / Disc	GNL	NET LEASE AVERAGE	Prem / Disc	GNL	NET LEASE AVERAGE
Current	12.4x	16.2x	-23.5%	7.8x	15.0x	-48.0%	65%	104%
Averages								
1YR	12.2x	16.4x	-25.6%	7.9x	17.2x	-54.1%	62%	109%
3YR	12.5x	17.0x	-26.5%	8.8x	17.1x	-48.5%	74%	113%
5YR	12.7x	16.7x	-24.0%	9.0x	16.4x	-45.1%	76%	112%
10YR	NA	16.2x	NA	NA	16.0x	NA	NA	112%
Premium / Discount to:								
Peak	(15%)	(15%)		(32%)	(30%)			
1YR	2%	(1%)		(2%)	(13%)			
3YR	(1%)	(4%)		(11%)	(12%)			
5YR	(2%)	(3%)		(14%)	(9%)			
10YR	NA	0%		NA	(6%)			
Min	10.3x	7.8x		6.0x	6.6x		51%	54%
Max	14.7x	19.0x		11.4x	21.5x		100%	145%
IPO DATE	6/2/2015							

BW BLACKWELLS CAPITAL

Source: FactSet Consensus.

COMPARABLE COMPANY VALUATIONS

AR Global's "stewardship" has pushed GNL and RTL into worst-in-class across (1) Valuation, (2) Growth, (3) Leverage

Company	Ticker	Stock Price 4/14/23	Equity Market Capitalization	Total Market Capitalization	Net Debt/ EBITDA	Debt -To- TMC	Lvg. -To- TMC	Est. NAV / Share	Prem/ (Disc) To NAV	P/AFFO 2022	P/AFFO 2023E	P/AFFO 2024E	2022 Growth FFO	2022 Growth AFFO	2023E Growth FFO	2023E Growth AFFO
Agree Realty	ADC	$66.10	$5,983,441	$8,122,016	5.0x	24.2%	26.3%	$60.30	9.6%	17.2x	16.9x	16.1x	9.2%	9.1%	1.9%	1.7%
Alpine Income Property Trust	PINE	$15.69	$236,890	$505,663	7.3x	53.2%	53.2%	$21.95	(28.5%)	8.9x	10.3x	9.8x	9.7%	11.3%	(12.4%)	(13.6%)
Broadstone Net Lease	BNL	$15.96	$3,133,251	$5,167,327	5.3x	39.4%	39.4%	$20.24	(21.1%)	11.9x	11.7x	11.4x	6.4%	6.8%	1.7%	1.8%
EPR Properties	EPR	$39.64	$2,973,714	$6,185,951	5.4x	45.9%	51.9%	$44.79	(11.5%)	8.8x	8.6x	8.1x	NA	NA	2.8%	1.8%
Essential Properties Realty Trust	EPRT	$24.09	$3,443,268	$4,873,025	5.0x	29.3%	29.3%	$20.87	15.5%	15.7x	14.8x	13.9x	14.1%	14.3%	6.5%	5.8%
Four Corners Property Trust	FCPT	$25.78	$2,210,683	$3,215,683	5.5x	31.3%	31.3%	$22.58	14.2%	16.7x	16.3x	15.7x	4.8%	4.8%	2.9%	2.4%
Gaming and Leisure Properties, Inc.	GLPI	$50.85	$10,810,863	$17,175,088	4.6x	37.1%	37.1%	NA	NA	14.0x	13.9x	13.5x	3.0%	5.2%	3.5%	0.8%
Getty Realty Corp	GTY	$33.63	$1,609,216	$2,234,216	4.9x	28.0%	28.0%	$31.52	6.7%	17.3x	16.4x	15.6x	2.4%	2.8%	5.3%	5.4%
Global Net Lease	GNL	$11.50	$1,197,632	$3,903,064	9.9x	62.0%	69.3%	$17.65	(34.8%)	6.9x	7.1x	6.9x	(6.0%)	(5.6%)	(1.1%)	(2.5%)
National Retail Properties	NNN	$42.54	$7,717,805	$11,633,859	5.4x	33.7%	33.7%	$42.78	(0.6%)	13.2x	13.1x	12.7x	4.9%	5.0%	0.8%	0.9%
Necessity Retail REIT	RTL	$5.73	$770,096	$3,861,202	9.3x	71.9%	80.1%	$16.63	(65.5%)	5.4x	5.5x	5.0x	3.9%	3.7%	(0.9%)	(0.9%)
NETSTREIT	NTST	$17.73	$1,038,009	$1,537,665	6.0x	32.5%	32.5%	$19.29	(8.1%)	15.3x	14.8x	14.0x	23.4%	23.9%	4.1%	3.2%
Postal Realty Trust	PSTL	$14.50	$352,684	$550,777	5.1x	36.0%	36.0%	$17.77	(18.4%)	18.6x	20.8x	19.4x	(4.0%)	(1.8%)	(5.6%)	(10.7%)
Realty Income Corporation	O	$60.77	$38,220,744	$54,363,352	5.2x	29.7%	29.7%	$58.87	3.2%	15.4x	14.8x	14.4x	8.7%	18.8%	2.9%	4.0%
Safehold Inc	SAFE	$28.30	$1,759,892	$5,534,949	14.7x	68.2%	68.2%	$22.59	25.3%	34.7x	586.4x	157.5x	68.3%	229.2%	(31.3%)	(94.1%)
Spirit Realty Capital	SRC	$37.84	$5,343,608	$9,126,433	5.6x	39.6%	41.4%	$43.47	(12.9%)	11.5x	11.7x	11.2x	7.6%	18.1%	0.3%	(1.8%)
VICI Properties, Inc.	VICI	$32.35	$31,551,757	$47,004,757	5.8x	32.9%	32.9%	$25.94	24.7%	17.5x	15.7x	14.9x	5.8%	10.4%	10.5%	11.4%
W.P. Carey & Co.	WPC	$71.31	$15,103,665	$23,138,877	6.0x	34.7%	34.7%	$68.95	3.4%	13.4x	14.7x	14.0x	5.2%	16.1%	0.4%	(8.8%)
Property Type Total / Wtd. Average			$133,457,217	$208,133,903	5.6x	35.2%	35.9%		7.0%	15.0x	14.5x	14.0x	6.7%	12.8%	4.2%	3.3%
REIT Industry Total / Wtd. Average			$1,110,982,855	$1,701,422,331	6.4x	34.3%	35.0%		(10.1%)	19.7x	19.2x	18.1x	14.4%	11.7%	1.0%	2.8%

BW BLACKWELLS CAPITAL

Source: Capital IQ, JP Morgan Equity Research. Note: Calculations based on share price as of April 14, 2023.

PAYMENTS TO AR GLOBAL

Nearly 1 out of every 5 dollars that GNL and RTL makes is spent on payments to AR Global

Operating Load as % of Book Value


1.2%
4.9%
5.8%
Peer Average
GNL
GLOBAL NET LEASE
The Necessity Retail REIT

Operating Load as % of Revenue


8.4%
18.7%
20.6%
Peer Average
GNL
GLOBAL NET LEASE
The Necessity Retail REIT

Source: Capital IQ, Operating Fees to Related Parties from GNL and RTL Company SEC filings.
Note: Operating load includes fees, equity compensation, and G&A. Peers include ADC, BNL, EPR, EPRT, FCPT, GLPI, GTY, NNN, NTST, O, PINE, PSTL, SAFE, SRC, STOR, VICI, and WPC.

GNL & RTL VALUATIONS

GNL and RTL trade at a significant discount to its peers across all pertinent valuation metrics

P / FFO


5.5x
7.0x
14.3x
THE NECESSITY RETAIL REIT
GNL
GLOBAL NET LEASE
Peer Average

Cap Rate


6.4%
9.9%
10.0%
Peer Average
THE NECESSITY RETAIL REIT
GNL
GLOBAL NET LEASE

Premium / (Discount) to NAV


(65.5%)
(34.8%)
7.0%
THE NECESSITY RETAIL REIT
GNL
GLOBAL NET LEASE
Peer Average

Source: Capital IQ, JP Morgan Equity Research. Note: Calculations based on share price as of April 14, 2023
Note: Peers include ADC, BNL, EPR, EPRT, FCPT, GLPI, GTY, NNN, NTST, O, PINE, PSTL, SAFE, SRC, STOR, VICI, and WPC.

GNL & RTL SHAREHOLDERS SUFFER THROUGH DILUTIVE SHARE ISSUANCES

- GNL has issued more than **$660 million** of equity, or 55% of its market cap, in secondaries
- There have been **11** issuances, at increasingly dilutive prices
- Average **dilution** is **40.2%,** as of April 14, 2023 from issuance, with issuance price **38.2% below IPO** price of 2015

Pricing Date	Gross Offering Size	Price	Delta from IPO	Dilution from Issue
6/30/2017	$ 18,510,000	$ 22.58	(28.3%)	(49.1%)
9/30/2017	211,000	$ 22.47	(28.7%)	(48.8%)
9/30/2018	3,500,000	$ 21.01	(33.3%)	(45.3%)
8/16/2018	94,990,000	$ 19.93	(36.7%)	(42.3%)
11/28/2018	80,800,000	$ 19.39	(38.4%)	(40.7%)
2/27/2019	152,781,000	$ 19.49	(38.1%)	(41.0%)
9/30/2019	109,853,000	$ 19.43	(38.3%)	(40.8%)
3/31/2021	107,600,000	$ 18.04	(42.7%)	(36.3%)
6/30/2021	51,000,000	$ 19.44	(38.3%)	(40.8%)
9/30/2021	58,900,000	$ 16.86	(46.5%)	(31.8%)
9/30/2022	1,100,000	$ 15.42	(51.0%)	(25.4%)
Total / Average	**$ 679,245,000**		**(38.2%)**	**(40.2%)**

- Since 2019, RTL has issued more than **$195 million** of equity, or 26% of its market cap, in secondaries
- There have been **8** issuances, at increasingly dilutive prices
- Average **dilution is 40.0%,** as of April 14, 2023 from issuance, with issuance price **32.7% below IPO** price of 2018

Pricing Date	Gross Offering Size	Price	Delta from IPO	Dilution from Issue
9/30/2019	$ 6,100,000	$ 13.90	(7.3%)	(58.8%)
12/31/2019	26,400,000	$ 14.47	(3.5%)	(60.4%)
9/30/2021	49,000,000	$ 8.29	(44.8%)	(30.9%)
6/30/2021	78,604,000	$ 8.97	(40.2%)	(36.1%)
12/31/2021	2,400,000	$ 8.28	(44.8%)	(30.8%)
6/30/2022	NA	NA	NA	NA
2/24/2022	24,911,000	$ 8.88	(40.8%)	(35.5%)
9/30/2022	8,000,000	$ 7.92	(47.2%)	(27.7%)
Total / Average	**$ 195,415,000**		**(32.7%)**	**(40.0%)**

Source: GNL and RTL Company Filings.

DESTRUCTION OF BOOK VALUE AT GNL

The Board has not organically or successfully grown book value since 2017

- **63% of their book value of $1.5bn and 80% of market cap has come from selling stock**
- Since IPO, GNL has raised $1.2 bn of net debt, $939mm of equity, generated $1.2bn of Operating Cash Flow, **yet, book value (static since 2017) has not grown despite what should be $3.3bn of "cash" inflows**
- **This is why share count has gone up 83% since IPO yet book value has not increased**
  - **Pro Forma book value since IPO is actually down $675mm considering the equity raises**
- **$500mn to $1bn of cash has "gone missing"**
  - Equity raised is $939mm, gave back $936, but where is the $1.2bn in operating cash flow for a static notional book?

Sources of Cash		Uses of Cash	
Operating Cash Flow	$ 1,189.1	RE Acquired	$ 1,811.3
Debt	1,245.5	Dividends	963.8
Equity	939.8	Financing Cost Pmt	79.9
	$ 3,374.4		$ 2,827.5
Delta			$ 546.4
Management Miscues			
Impairments			$ 50.5
Losses on Extinguishment of Debt			8.0
Net Delta			$ 488.0
Related Party Fees			$ 249.4
Equity Comp			47.7
G&A (1 employee)			91.7
Total to Management			**$ 388.7**

Source: GNL and RTL Company Filings.

DESTRUCTION OF BOOK VALUE AT RTL

RTL's 2022 Book value is LOWER than it was in 2017

- There is an **$837mm difference between 2022 book value and 2017**, if one considers sources of cash exceeded uses of cash by $681mm
- **$235mm of impairments** since 2018 (31% of market cap)
- **35% of their book value** of $1.5bn and 69% of market cap has come from selling stock
- This is why **share count has GONE UP 26%** since IPO yet **book value has DECREASED**

Sources of Cash		Uses of Cash	
Operating Cash Flow	$ 593.4	RE Acquired	$ 1,081.1
Debt	1,362.7	Dividends	619.9
Equity	519.0	Financing Cost Pmt	92.8
	$ 2,475.1		$ 1,793.8
Delta			$ 681.3
Management Miscues			
Impairments			$ 234.9
Losses on Extinguishment of Debt			11.3
Net Delta			$ 435.1
Related Party Fees			$ 329.5
Equity Comp			62.3
G&A (1 employee)			90.0
Total to Management			**$ 481.8**

Source: GNL and RTL Company Filings.

GNL & RTL — AR GLOBAL'S PIGGY BANK

AR Global has paid themselves over $881 million despite poor performance at GNL and RTL

Global Net Lease (GNL)		+	The Necessity Retail REIT (RTL)		=	GNL and RTL	
AR Global Fees	$ 249,385		AR Global Fees	$ 346,332		AR Global Fees	$ 595,717
Equity Compensation	47,654		Equity Compensation	62,266		Equity Compensation	109,920
General & Administrative	91,679		General & Administrative	161,503		General & Administrative	253,182
Total Payments to AR Global	**$ 388,718**		**Total Payments to AR Global**	**$ 570,101**		**Total Payments to AR Global**	**$ 958,819**
Less Reimbursements	6,000		Less Reimbursements	71,493		Less Reimbursements	77,493
Total GNL Payments	**$ 382,718**		**Total RTL Payments**	**$ 498,608**		**Total Combined Payments**	**$ 881,326**

Source: GNL and RTL Company Filings.

GNL'S BOARD ACKNOWLEDGING ITS FAILURE

GNL acknowledges its own underperformance in its latest 10-K filing


Comparison to Cumulative Total Return
$250
$200
$150
$100
$50
06/02/15
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
GNL
GLOBAL NET LEASE
GNL
NYSE Index
NAREIT Equity Index
MSCI U.S. REIT Index (RMZ)

Source: GNL Form 10-K, 2022, page 41

RTL'S BOARD ACKNOWLEDGING ITS FAILURE

RTL acknowledges its own underperformance in its latest 10-K filing

Comparison to Cumulative Total Return


$250
$200
$150
$100
$50
07/19/18
12/31/18
06/30/19
12/31/19
06/30/20
12/31/20
06/30/21
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
RTL
NASDAQ Index
NAREIT Equity Index
MSCI U.S. REIT Index (RMZ)
THE NECESSITY RETAIL REIT

Source: RTL Form 10-K, 2022, page 41

EXTERNALLY MANAGED REITS HISTORICALLY UNDERPERFORM REIT AVERAGE

AR Global's external management fees prevent GNL from being cost-of-capital competitive

…and the capital markets have responded accordingly

Externally Managed REITs vs IYR Total Return (base of 100)


100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Mar-18
Mar-19
Mar-20
Mar-21
Mar-22
Mar-
IYR
EXTERNAL_REITS

Source: FactSet, BNP Paribas Exane.

WALL STREET & THE ANALYST COMMUNITY HAVE FLED GNL STOCK

- **Analysts have given up on GNL** due to AR Global disengagement and lacklustre operating performance under AR Global's management and GNL Board's watch
- **Growth has been poor**, with 2022 fiscal results demonstrating negative growth, margin contraction and operating momentum
- **3 years of losses**

Below Average Per Share Growth vs Peers Coupled with a Premium to Recent Relative Valuation


AFFO CAGR (22A' – 25E')
30%
25%
20%
15%
10%
5%
0%
-5%
SAFE
VICI
EPRT
O
NTST
STOR
ADC
GTY
FCPT
LAND
IIPR
GLPI
NNN
SRC
BNL
EPR
GNL
FPI
REITS
Net Lease


P/AFFO / AFFO CAGR (23E' – 26E')
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
SAFE
VICI
EPRT
O
NTST
ADC
EPR
BNL
GNL
Net Lease
REITS

Source: FactSet, BNP Paribas Exane estimates; Consensus (FactSet) where not covered.

NEGATIVE SELLSIDE COMMENTARY

MARCH 16, 2023

BNP Paribas issued a research report highlighting several reasons delineating why GNL is undervalued. The hostile shareholder rights plan and the external management structure are two of them.

"

Externally Managed Structure a barrier to growth, Elimination could drive a Re-rating

Due to its externally managed structure, Global Net Lease's G&A load is almost four times the net lease average. In our view, the fees paid to the external manager could be better used to de-lever or fund new acquisitions. We believe investor interest would increase if the current structure were eliminated; we could become more positive on the shares under this scenario."

BNP PARIBAS
EXANE

EQUITIES

REAL ESTATE

GLOBAL NET LEASE UNDERPERFORM
USD13.3 ▪ TARGET PRICE **USD13** (DOWNSIDE 2%)

Quality portfolio in an unfavorable wrapper

16 MARCH 2023 at 11:03*

Nate Crossett
(+1) 646 725 3716
nate.crossett@exanebnpparibas.com

us-reits@exanebnpparibas.com

While the current real estate portfolio is sound, a less favorable balance sheet and corporate structure limit growth and valuation. As such we initiate with an Underperform rating and a $13 TP.

Quality portfolio in a large total addressable market
GNL is a small cap net lease REIT with a current portfolio that is highly diversified and includes a significant amount of investment grade tenants. With a large total addressable market in the US and Europe, we see ample opportunities for Global Net Lease to grow its portfolio over time.

However, current balance sheet position is limiting
In terms of balance sheet positioning, we believe Global Net lease is poorly situated at present: Net Debt / EBITDA is near the highest in the space and there are notable debt maturities through 2025. As relates to funding needs, GNL will require sizable incremental funding (36% of its market cap) to satisfy obligations through 2025 and will require significant external funding (50% of its market cap) to fund obligations and growth. Additionally, current dividend levels are above our estimate of AFFO; we would note that GNL has a history of reducing its dividend.

Thin spreads over cost of capital limit potential upside from external growth
Because funding costs have increased faster than the movement in acquisition cap rates, current spreads (acquisition yields – WACC) are thinner than historical averages. As a result, growth for the net lease sector is below the REIT average with GNL one of the lowest of the group: 22-25E AFFO CAGR for GNL is -1.9% vs the net lease average at 4.6%, and the REIT average of 5.9%.

Externally managed structure a barrier to growth, elimination could drive a re-rating
Due to its externally managed structure, Global Net Lease's G&A load is almost four times the net lease average. In our view, the fees paid to the external manager could be better used to de-lever or fund new acquisitions. We believe investor interest would increase if the current structure were eliminated; we could become more positive on the shares under this scenario.

Source: "Quality Portfolio in an Unfavorable Wrapper"- BNP Paribas, Exane, 16 March 2023

THE SELL-SIDE COMMUNITY EMPHASIZE RISK IN THE MANAGEMENT AGREEMENT

LADENBURG THALMANN

"Fixed management fees could result in conflicts of interest and limit cash flow for other operating functions … Note that the Advisor does not own a significant equity interest in GNL"

Ladenburg Thalmann Equity Research, Global Net Lease, Inc., April 3, 2023

JMP

"The external management structure tends to create a discount given its reduced levels of shareholder alignment"

JMP Equity Research, The Necessity Retail REIT, Inc. (RTL), November 3, 2022

FEEDBACK FROM THIRD PARTY MANAGER

Third Party Managers agree that GNL and RTL can be managed for significantly less than AR Global's current fees

Blackwells has spoken with many 3rd party asset managers who have all indicated that the GNL and RTL assets can be managed for fractions of the current cost. One well-heeled asset manager in particular, who is familiar with the GNL assets, wrote the following:

"

MARCH 6, 2023

For your own benefit, I think the REIT can be managed for $18-20 million annually and still be very profitable for the manager

Based on GNL and RTL 2022 operating load, 3rd party asset managers can manage the same assets for ~75% cheaper

THIRD-PARTY BENCHMARKING & ASSESSMENT

A 225-page third-party benchmarking study by NAV Valuation & Advisory LLC observed:

"Our independent analysis indicated that **operating loads of GNL and RTL were significantly above the mean and median data of the guideline peer set**. This trend has increased since FYE 2019."

Additionally, whereas operating load has **decreased for the guideline peer set, the results of GNL and RTL have increased significantly, particularly in FYE and FYE 2022."**

Benchmarking Report of the
Triple-Net Lease Public REIT Industry

As of April 18, 2023



Prepared by

NAV
VALUATION
& ADVISORY LLC

Report Date: April 24, 2023

Source: Independent corporate advisory study and benchmarking analysis, April 24 2023, NAV Valuation & Advisory LLC. This is not a solvency opinion nor a fairness opinion.

THIRD-PARTY BENCHMARKING & ASSESSMENT (CONT.)

NAV VALUATION & ADVISORY LLC

- According to NAV, the External Management fee is zero at nearly all of GNL's and RTL's triple-net-lease peer set
- Based on adjacent chart, this represents a 10.1%-10.6% "incremental cost of goods sold" profitability, which goes directly to the bottom line

Management Fee as % of Revenue[1]

Chart 4.5

	[A.26] = [A.9 / A.17]	[A.27] = [A.10 / A.18]	[A.28] = [A.11 / A.19]	[A.29] = [A.12 / A.20]
Peer Public Company	2019	2020	2021	2022
Agree Realty Corporation	0.00%	0.00%	0.00%	0.00%
Broadstone Net Lease, Inc.	10.08%	1.16%	0.00%	0.00%
EPR Properties	0.00%	0.00%	0.00%	0.00%
Essential Properties Realty Trust, Inc.	0.00%	0.00%	0.00%	0.00%
Four Corners Property Trust, Inc.	0.00%	0.00%	0.00%	0.00%
Gaming and Leisure Properties, Inc.	0.00%	0.00%	0.00%	0.00%
National Retail Properties, Inc.	0.00%	0.00%	0.00%	0.00%
NETSTREIT Corp.	18.18%	0.00%	0.00%	0.00%
Realty Income Corporation	0.00%	0.00%	0.00%	0.00%
Safehold Inc.	0.00%	0.00%	0.00%	0.00%
Spirit Realty Capital, Inc.	0.00%	0.00%	0.00%	0.00%
STORE Capital Corp.	0.00%	0.00%	0.00%	0.00%
VICI Properties Inc.	0.00%	0.00%	0.00%	0.00%
W.P. Carey Inc.	1.96%	0.85%	0.30%	0.17%
	2.16%	0.14%	0.02%	0.01%
	0.00%	0.00%	0.00%	0.00%
Global Net Lease, Inc.	10.87%	10.85%	9.98%	10.59%
The Necessity Retail REIT, Inc.	11.96%	10.74%	11.94%	10.14%

[1] Source: Independent corporate advisory study and benchmarking analysis, April 24 2023, NAV Valuation & Advisory LLC. This is not a solvency opinion nor a fairness opinion.

Governance Failures

GNL & RTL GOVERNANCE ARE AT THE CORE OF THEIR FINANCIAL ROT

Inadequate Shareholder Rights	▪ GNL's and RTL's governance structure **frustrates accountability** and lacks basic protections ▪ Both company's corporate governance scores are **among the worst in corporate America** (1)
Lack of Board Independence	▪ Directors have **prior or current relationships with AR Global** that impair effective oversight
Troubling Conflicts of Interest	▪ **Conflicts of Interest are referenced more than 20 times** in the 2022 Forms 10-K
Misalignment of Executive Economic Interest	▪ Despite controlling the company through its management agreement **AR Global has a near zero economic interest** ▪ **GNL and RTL Board members collectively hold less than 1%** of the total outstanding stock of each company (2)
Extensive steps in place to limit shareholder engagement	▪ Following an activist campaign at the sister company NYC REIT, **all AR Global managed REITs amended their bylaws to stipulate that up to two board members of each must be Managing Directors of AR Global**, a title that can only be created by AR Global (3)

(1) Source: ISS QualityScore ratings of 10/10 (Highest Risk) in GNL and RTL ISS Reports for the 2022 Annual Meetings
(2) Source: GNL and RTL definitive proxy statements filed April 10, 2023.
(3) Source: GNL, RTL, HTI and NYC Forms 8-K filed July 19, 2022.

GNL'S CORPORATE GOVERANCE IS AMONG THE WORST IN AMERICA

GNL has an overall Governance QualityScore of 10/10, the worst score possible, for Shareholder Rights from ISS

- ISS recommended against all 3 of GNL's directors up for election at the 2021 meeting and withhold for all of GNL's directors up for election at the 2022 meeting
- The Company maintains a long-term poison pill with a slow-hand provision in the past fiscal year and has not submitted it to a shareholder vote
- The company's governing documents do not permit shareholders to amend the bylaws
- The compensation committee demonstrated poor responsiveness. The company did not disclose engagement efforts with shareholders or their specific feedback, and did not make any material changes to the executive compensation program
- The compensation committee demonstrated poor responsiveness to shareholder concerns following 2021's failed say-on-pay vote
- As an externally-managed REIT, the company does not provide sufficient disclosure of the compensation paid to its executives by the external manager to enable shareholders to evaluate these pay practices
- The board failed to remove, or subject to a sunset requirement, the supermajority vote requirement to enact certain changes to the governing documents and the classified board, each of which adversely impacts shareholder rights.

Source: ISS Report, Global Net Lease, Inc. for the 2022 Annual Meeting.

RTL'S CORPORATE GOVERANCE IS AMONG THE WORST IN AMERICA

RTL has an overall Governance QualityScore of 10/10, the worst score possible, for Shareholder Rights from ISS

- ISS recommended against all 3 of GNL's directors at the 2021 meeting and withhold for all of GNL's directors at the 2022 meeting
- The Company maintains a long-term poison pill with a slow-hand provision in the past fiscal year and has not submitted it to a shareholder vote
- The company's governing documents do not permit shareholders to amend the bylaws
- The board failed to remove, or subject to a sunset requirement, the classified board structure which adversely impacts shareholder rights
- The company failed to respond to directors Stanley Perla and Edward Rendell's lack of majority support in 2021
- As an externally-managed REIT, the company does not provide sufficient disclosure of the compensation paid to its executives by the external manager to enable shareholders to evaluate these pay practices
- Despite the shareholder support for an annual say-on-pay frequency at the 2020 annual meeting, the board adopted a triennial say-on-pay frequency

Source: ISS Report, The Necessity Retail REIT, Inc. for the 2022 Annual Meeting.

GNL DIRECTOR CONCERNS - 2022 ISS REPORT

Leading proxy advisory firms have displayed concerns over several of GNL's Directors



Michael Weil

ISS

"Edward Weil Jr. is a CEO of three publicly-traded companies and serves on a total of five public company boards. **A CEO cannot reasonably be expected to balance the responsibilities of serving on more than three public boards while also fulfilling full-time executive duties**."

"In addition to serving as a director and CEO of Global Net Lease, Inc., James Nelson serves on more than three boards of publicly-traded companies. **Governance experts have raised concerns about the possibility that directors who serve on multiple boards may be overextended and may not be able to meet the time commitments required to be an effective director**"

ISS



James Nelson



Abby Wenzel



Edward Rendell



M. Therese Antone

ISS

"At the last annual meeting, **M. Therese Antone, Edward Rendell, and Abby Wenzel received the support of less than a majority of votes cast**

Source: ISS Report, Global Net Lease, Inc. for the 2022 Annual Meeting.

RTL DIRECTOR CONCERNS - 2022 ISS & GLASS LEWIS REPORTS

Leading proxy advisory firms have displayed concerns over several of RTL's Directors

"In addition to serving as a director and CEO of "RTL" Edward Weil Jr. serves on more than three boards of publicly-traded companies. **Governance experts have raised concerns about the possibility that directors who serve on multiple boards may be overextended and may not be able to meet the time commitments required to be an effective director**

ISS



Michael Weil



Lisa Kabnick

GLASS LEWIS

"While **we would normally recommend opposing the election of director Kabnick** … we note that this director is not up for election at [last] year's annual meeting. As such, **we recommend that shareholders oppose the election of all directors up for election who served on the nominating and corporate governance committee during the past fiscal year.**

"At the last annual meeting, **Stanley Perla and Edward Rendell received a majority of withhold votes out of the total votes that were cast** in their election. Last year, withhold votes were recommended for Perla and Rendell

ISS



Stanley Perla



Edward Rendell

Source: ISS Report, The Necessity Retail REIT, Inc. for the 2022 Annual Meeting.
Source: Glass Lewis Report. The Necessity Retail REIT, Inc. for the 2022 Annual Meeting.

GNL AND RTL MANAGEMENT & BOARD OF DIRECTORS LACK INDEPENDENCE

AR Global

The parent company of the Advisor and Property Manager of GNL and RTL


Michael Weil
CEO – AR Global


Nicholas Schorsch, Sr
Founder – AR Global


William "Bill" Kahane
Founder – AR Global


Nicholas Schorsch, Jr
COO – AR Global


Joseph Marnikovic
Current CFO – AR Global

GNL GLOBAL NET LEASE

GNL Management & Non-Executive Chair





Name	**James Nelson**	**Chris Masterson**	**Sue Perrotty**
Title	CEO – GNL	CFO – GNL	Non Executive Chair - GNL
Connection to AR Global	***Has Ownership stake in AR Global***	***CFO of other AR Global entity***	***Former Director at other AR Global entities***

THE NECESSITY RETAIL REIT NASDAQ: RTL

RTL Management & Lead Independent Director





Name	**Michael Weil**	**Jason Doyle**	**Lisa Kabnick**
Title	CEO – RTL	CFO – RTL	Lead Independent Director - RTL
Connection to AR Global	***CEO of AR Global***	***Former CAO and Former CFO of two other AR Global entities***	***Director at another former AR Global entity***

Source: Capital IQ, AR Global's website, publicly available information, and Blackwells analysis based on public filings, including GNL and RTL definitive proxy statements filed April 10, 2023, and Form 10K (2015 onwards).

AR GLOBAL MANAGEMENT AGREEMENT PROVIDES NO ACCOUNTABILITY

Under the Advisory Agreement, Mr. Weil and Mr. Nelson are highly interconnected at AR Global backed companies with no oversight:

- James Nelson – CEO and President of GNL – holds a non-controlling profits interest in the Advisor and Property Manager of GNL
- Mr. Weil, CEO of AR Global, CEO of RTL and director of GNL and RTL owns a non-controlling interest in the parent of AR Global

GNL is required to pay the Advisor a base management fee comprised of a fixed ($18 million per annum) and a variable (equal to 1.25% of the cumulative net proceeds of any equity raised by the Company and its subsidiaries) portion



Michael Weil
CEO & President, the Advisor and the Property Manager of RTL



Michael Weil
CEO, **AR Global**



Michael Weil

CEO, **RTL**

CEO, **HTI**

Director, **GNL**



James Nelson

CEO, **GNL**

Director, **GNL**

ADVISORY AGREEMENT

Our advisory agreement does not require our [named executive officers] to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our [named executive officers]" (1)

"AR Global indirectly owns 95% of the membership interests in the Advisor and all of the membership interests in the Property Manager. James L. Nelson, our chief executive officer and president, holds a non-controlling profits interest in the Advisor and Property Manager. Mr. Weil, one of our directors, is also the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global." (1)

Source: Global Net Lease 2022 Definitive Proxy filing filed on April 10, 2023.

MICHAEL WEIL MAY HAVE INFLUENCE OVER MICHAEL WEIL'S COMP

As CEO of AR Global, Weil may influence the compensation he earns in his role as the CEO of RTL

We believe this conflict of interest and lack of meaningful oversight has hindered RTL's performance and ability to deliver long-term value for shareholders

THE NECESSITY RETAIL REIT®

"**AR Global,** the parent company of the Advisor, **determines the salaries**, bonuses and other benefits earned by, or paid to, our [named executive officers]."



Michael Weil
Chief Executive Officer, AR Global

"Our advisory **agreement does not require our named executive officers to** dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or **specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our [named executive officers].**"

"**Mr. Weil, a member of our Board, may, in his capacity as the chief executive officer of AR Global, participate in AR Global's process for determining the compensation earned by, or paid to, our [named executive officers] by the Advisor or its affiliates, but neither our Board nor our compensation committee is involved with or consulted regarding this process.**"



Michael Weil
Chief Executive Officer, Necessity Retail REIT

AR Global

Source: The Necessity Retail REIT Inc 2022 Definitive Proxy filed on April 10,2023.

RTL'S BOARD HAS NO ALIGNMENT WITH SHAREHOLDERS

AR Global and RTL executives have no skin in the game, allowing them to treat RTL like a personal piggy bank

The Board's cumulative ownership of RTL is less than 1% despite their stranglehold on the operational and financial controls

RTL'S BOARD OF DIRECTORS(1)



Edward M. Weil, Jr.
66,481 shares
0.05%



Lisa D. Kabnick
334,366 shares
0.25%



Leslie D. Michelson
82,802 shares
0.06%



Stanley R. Perla
89,918 shares
0.07%



Edward G. Rendell
96,697 shares
0.07%

With near zero ownership levels, we question the Board's commitment to the best interests of RTL shareholders

BLACKWELLS CAPITAL

(1) Source: The Necessity Retail REIT Inc 2022 Definitive Proxy filed April 10, 2023.

GNL'S BOARD HAS NO ALIGNMENT WITH SHAREHOLDERS

Blackwells believes that AR Global and the GNL Board members will continue to use the Company to suit their own economic interests at the expense of shareholders

While the GNL Board cumulatively owns less than 1% of the Company's outstanding shares, GNL's shareholders have suffered through a 64% decline in share price (1)

GNL'S BOARD OF DIRECTORS



James L. Nelson
72,876 shares
0.07%



Edward M. Weil, Jr.
22,018 shares
0.02%



M. Therese Antone
12,616 shares
0.01%



Lee M. Elman
26,751 shares
0.03%



P. Sue Perrotty
64,616 shares
0.06%



Edward G. Rendell
44,209 shares
0.04%



Abby M. Wenzel
44,147 shares
0.04%

The Board's de minimis stake in GNL shows a clear lack of alignment with long-suffering shareholders

BW BLACKWELLS CAPITAL

(1) Source: Bloomberg. Note share price calculated through April 18 2023.
(2) Source: Global Net Lease 2022 Definitive Proxy filed April 10, 2023.

A COMPENSATION COMMITTEE THAT DOESN'T DETERMINE COMPENSATION!

According to the Proxy, Mr. Nelson doesn't have to show up to work

"AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our [named executive officers]"

ADVISORY AGREEMENT

"Our advisory agreement does not require our [named executive officers] to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers"

"While Mr. Weil, a member of our Board, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global's process for determining the **compensation** earned by, or paid to, our [named executive officers] by the Advisor or its affiliates, but **neither our Board nor our compensation committee is involved with, or consulted with regarding, this process"**

Source: Global Net Lease 2022 Definitive Proxy filed April 10, 2023.

GNL ADMITS CONFLICTS OF INTEREST

GNL recognizes the risks associated with officers and directors holding positions with related parties at AR Global, yet refuses to do anything about them

"Our officers and directors face conflicts of interest related to the positions they hold with related parties"

"The Advisor faces conflicts of interest relating to the structure of the compensation it may receive"

"**Certain of our executive officers, including James Nelson**, chief executive officer and president, and Christopher Masterson, chief financial officer, treasurer and secretary, also **are officers of the Advisor and the Property Manager**"

"All of these individuals owe duties to these other entities which may conflict with the duties that they owe to us"

"These conflicting duties could result in actions or inactions that are detrimental to our business"


GNL FY2022 10K

Source: Global Net Lease Annual Report on Form 10-K for the year ended 2022.

RTL ADMITS CONFLICTS OF INTEREST

RTL recognizes the risks associated with officers and directors holding positions with related parties at AR Global, yet refuses to do anything about them


RTL FY2022 10K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-K
The Necessity Retail REIT, Inc.

"All of our executive officers … and other professionals assembled by our Advisor and our Property Manager face conflicts of interest related to their positions or interests in entities related AR Global"

"The Advisor faces conflicts of interest relating to the structure of the compensation it may receive"

"Our Advisor, AR Global and their officers and employees and certain of our executive officers and other **key personnel face competing demands relating to their time**"

"Which duties could conflict with the duties they owe to us and could result in action or inaction detrimental to our business."

Source: The Necessity Retail REIT Annual Report of Form 10-K for the year ended 2022.

TOXIC POISON PILLS

GNL and RTL poison pills effectively hinder the REIT's success, while restricting stockholders' rights

*"The **limit on the number of shares a person may own…**"* (1)

*"The **terms of our outstanding preferred stock**, and the terms of other preferred stock we may issue…"*

*"**Maryland law prohibits certain business combinations**, which may make it more difficult for us to be acquired and…"* (1)

*"**Maryland law limits the ability of a third-party to buy a large stake in us** and exercise voting power in electing directors…"* (1)

… may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders…"


GNL FY2022 10-K
RTL FY2022 10-K

Source: Global Net Lease Annual Report on Form 10-k for the year ended 2022.
Source: The Necessity Retail REIT Annual Report on Form 10-k for the year ended 2022.

(1) Note: These restrictions fall under the Maryland Statutes Corporations and Associations not under the company's specific poison pill.

GNL ELABORATES ON ITS CONFLICTS

GNL's conflicts are boundless and are NOT limited to compensation


GNL FY2022 10K
GNL
Global Net Lease, Inc.

- "The **Advisor faces conflicts of interest** relating to the purchase and leasing of properties, and **these conflicts** may not be resolved in our favor, **which could adversely affect our investment opportunities**"
- "Conflicts with our business and interests are most likely to arise from involvement in activities related to:
  - a) The allocation of **new investments and management time and services** between us and the other entities;
  - b) **Compensation to the Advisor and its affiliates, including the Property Manager**;
  - c) **Our purchase of properties from**, or sale of properties, **to entities advised by or affiliated with AR Global**"
- "Moreover, **involvement in the management of multiple REITs** by certain of the key personnel of the Advisor may significantly reduce the amount of time they are able to spend on activities related to us, which may **cause our operating results to suffer**"

Source: Global Net Lease Annual Report on Form 10-K for the year ended 2022.

RTL ELABORATES ON ITS CONFLICTS

RTL's conflicts are boundless and are NOT limited to compensation

- "**Our Advisor faces conflicts of interest** relating to the purchase and leasing of properties, and **these conflicts** may not be resolved in our favor, **which could adversely affect our investment opportunities**"
- Conflicts with our business and interests are most likely to arise from involvement in activities related to:
  - a) allocation of **investments and management time and services** between us and the other entities;
  - **b) Compensation to the Advisor and Property Manager**;
  - **c) Our purchase of properties from**, or sale of properties, **to entities advised by affiliates of our Advisor**
  - d) Investments with entities advised by affiliates of our Advisor
- **Conflicts of interest may hinder our ability to implement our business strategy**


RTL FY2022 10K
The Necessity Retail REIT, Inc.

Source: The Necessity Retail REIT Annual Report of Form 10-k for the year ended 2022.

ADMISSION OF CONFLICTS OF INTEREST

"We have only limited rights to terminate our advisory agreement and multi-tenant management and leasing agreements."

Page 24, GNL 2022 10-K
Page 19, RTL 2022 10-K

"The stockholder rights plan adopted by our board of directors may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders."

Page 25, GNL 2022 10-K
Page 23, RTL 2022 10-K

"The Advisor faces conflicts of interest relating to the structure of the compensation it may receive."

Page 23, GNL 2022 10K
Page 21, RTL 2022 10K

"Our Advisor and Property Manager are under common control with AR Global Investments LLC ("AR Global") and these related parties receive compensation and fees for providing services to us."

Page 5, GNL 2022 10-K
Page 2, RTL 2022 10-K

"The variable portion of the base management fee payable to the Advisor under the advisory agreement increases proportionately with the cumulative net proceeds from the issuance of common, preferred or other forms of equity by us."

Page 24, GNL 2022 10-K
Page 21, RTL 2022 10-K

Source: Global Net Lease Annual Report of Form 10-k for the year ended 2022.
Source: The Necessity Retail REIT Annual Report of Form 10-k for the year ended 2022.

MR. NELSON HAS ZERO QUALIFICATIONS TO BE THE CEO OF A REAL ESTATE COMPANY

Company	Real Estate ?	Role	Years
xerox	✗	Chairman, Director, Audit Committee	2021- Present
chewy	✗	Lead Director, Audit Committee	2021 – Present
HERBALIFE NUTRITION	✗	Director, Audit Committee	2014 – 2021
CAESARS ENTERTAINMENT	✗	Director, Audit Committee	2019 – 2020
TROPICANA	✗	Director, Audit & Governance Committee	2010 – 2014
ICAHN ENTERPRISES L.P.	✗	Director, Audit Committee	2001 – 2019
VISKASE	✗	Director, Audit Committee	2003 – 2010
ROMAN DBDR	✗	Director	2020 – 2021
Orbitex Financial Services Group	✗	Director	1995 – 2001
CEQUEL III	✗	Director, Audit Committee	2008 – 2012
T2 TAKE TWO INTERACTIVE	✗	Director, Audit Committee	2010 – 2013
Voltari / Motorciti	✗	Chairman	2011 – 2015
Eaglescliff Corp.	✗	Chairman, CEO	1986 – 2009
ORBIT AVIATION	✗	Chairman, CEO	1995 – 1999
NYRT NEW YORK REIT	✓	Director, Audit Committee	2015 – 2017
American Entertainment Properties	✓	Director	2003 – 2013

14 of Mr. Nelson's previous 16 engagements were NOT real estate-oriented

Of Mr. Nelsons two real estate related engagements:

- One was **targeted for governance failures** after the stock collapsed 76%
- The other was a non-public movie theatre holding company

Source: Public filings.

Blackwells’ Plan

TIMELINE OF EVENTS

FEBRUARY – OCTOBER 2022

Feb 14 / June 10, 2022

BW Initial Investment

BW purchases GNL and RTL shares based on deep absolute and relative value discounts

Sept 16, 2022

BW First Letter to GNL

Views on performance and suggestions on value-creation

October 2022

BW Nomination and Record Requests

- **Oct 7** - BW Requests Director Questionnaire
- **Oct 13** - GNL and RTL respond with Questionnaire
- **Oct 24** - BW sends Nomination Notice for Director Candidates Lozier and O'Toole
- **Oct 25** - BW issues Demand Letter for books / records
- **Oct 25** - BW issues press release of nominees and proposals for 2023 Annual Meeting
- **Oct 27** - BW updates GNL on beneficial ownership
- **Oct 30** - GNL rejects books and record request under pretext of BW not proving evidence of NY residency

NOVEMBER 2022

November 2022

BW Good Faith Efforts to Engage

- **Nov 2** - BW responds to GNL and RTL with proof of BW Residency and record ownership of shares
- **Nov 4 & 14** - BW executes Confidentiality Agreement with GNL and RTL on Books and Records demand
- **Nov 7** - BW representatives meet with GNL officers Mr. Weil, Mrs. Perotty, and Mr. Anderson to discuss 16 Sept BW Letter
- **Nov 28** - BW pays costs to GNL for retrieval of materials associated with Demand Letter

DECEMBER 2022

December 2022

BW Efforts to Engage are Rejected

- **Dec 1** - BW files preliminary proxy with SEC
- **Dec 2** - GNL / RTL issues letter to BW CIO, Jason Aintabi, stating nominations invalid on purported grounds that: (1) GNL / RTL Bylaws made BW Nominees ineligible because BW Nominees were not AR Global Employees; and (2) BW Nomination Notice did not have complete information
- **Dec 7** - GNL / RTL begins transmitting materials in connection with Demand Letter
- **Dec 9** - BW's counsel responds to GNL / RTL and describes reasons why BW Nominees are eligible under Bylaws and that BW Nomination Notice included all information required under Bylaws
- **Dec 19** - BW files Civil Complaint with Circuit Court of Maryland against RTL
- **Dec 19** - BW issues press release against GNL and RTL and files with SEC
- **Dec 23** - BW files Amendment 1 to its preliminary proxy statement with SEC

JANUARY- PRESENT 2023

January- Present 2023

BW Pursues Legal Action for Shareholder Rights

- **Jan 18** BW answered GNL/RTL complaint in Federal Action
- **Feb 23** - BW releases presentation "Exposing AR Global: Part I" and launches website StopARGlobal.com
- **March 10-** GNL/ RTL in Federal Action attempts to enjoin BW from publishing solicitation materials
- **April 3-** Baltimore City Circuit Court denies GNL/ RTL motion to dismiss BW lawsuit
- **April 10-** Date for Annual Meeting Announced (May 18, 2023)
- **April 18-** BW issues letter to Shareholders of GNL and RTL ahead 2023 Annual Meeting
- **April 21/ 25-** BW meets with ISS
- **Present-** BW continues to pursue legal action to defend Shareholder rights and hold AR Global accountable

NEXT STEPS

Urgent action is needed to protect shareholder value at GNL and RTL

Issue	Key Considerations	Action Item	When?
Financial self-dealing, fiduciary malfeasance and operational mismanagement	• Significant misalignment of interest between Board / Management and shareholders • Combined, Mr. Weil and Mr. Nelson own less than 0.1% of GNL a $1.2bn market cap company, and Mr. Weil and Ms. Kabnick own a combined 0.3% of RTL a $764mm market cap company. This represents less than a combined $3.5mm of ownership, or 0.4% of the nearly $1bn of payments that have been directed to AR Global, a company in which Mr. Nelson and Mr. Weil have ownership interest • RTL CEO and GNL / RTL Director Mr. Weil, GNL CEO Mr. Nelson, and GNL CFO Mr. Masterson have been recent sellers • Most of the shares "owned" by directors and "management" are option grants	▪ **Fire CEO's, James Nelson and Michael Weil** ▪ **Replace Directors James Nelson, Michael Weil, and Lisa Kabnick**	RIGHT NOW
GNL's and RTL's current management agreement with AR Global is off-market	• The management contracts must be replaced with one that is far more cost effective, is more in-line with market practices, and that stops enriching a select group of related parties tied to AR Global • There is not a single triple net REIT with fees remotely approaching those that are currently being charged at both GNL and RTL	▪ **Run strategic alternatives processes** ▪ **Terminate AR Global management agreements**	RIGHT NOW
GNL and RTL are in desperate need of corporate governance overhaul	• Blackwells believes that both GNL's and RTL's corporate governance demonstrates that each company's Board of Directors' focus is on entrenching insiders instead of creating long-term value for the GNL and RTL shareholders • Blackwells believes that GNL's and RTL's current Board has exacerbated the underperformance of the Company whilst prioritizing the interests of themselves and their external manager over that of GNL and RTL • The both GNL's and RTL's board is rife with conflicts of interests and has a severe lack of qualification and investment in the Company	▪ **Repeal of the existing poison pills and other anti-takeover measures** ▪ **Declassify each company's Board of Directors and adopt director resignation policy**	RIGHT NOW

Source: GNL and RTL Company filings. Note: Market capitalizations calculated as of April 18, 2023.

BLACKWELLS' PROPOSALS

Blackwells plans to reform GNL and RTL as leaders in governance standards by pursuing the following agenda:

1. **Election of highly qualified director candidates** with the necessary character and fiduciary experience to lead GNL and RTL

2. **Proposing the repeal of the recently enacted bylaw**, which requires the continued representation of certain of GNL's and RTL's advisors on each company's board of directors

3. **Proposing the repeal of the existing poison pill** and other anti-takeover measures

4 & 5. **Proposing changes to the board of directors**, including a) declassification of the board of directors and b) adoption of a director resignation policy

6. **Proposing that the board of directors designate a strategic review committee**, comprised only of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions, including the power to engage a financial advisor to evaluate a potential sale of the Company

7. **Proposing an amendment to the Company's bylaws** to allow stockholders the ability to amend the bylaws

8. **Ratify the appointment of PricewaterhouseCoopers LLP ("PwC")** as the Company's independent registered public accounting firm

BLACKWELLS' INDEPENDENT DIRECTOR NOMINEES

Blackwells has nominated two exceptional nominees for election at the 2023 Annual Meetings of GNL and RTL in order to improve governance, hold management accountable and maximize value for shareholders

Richard O'Toole



- ✓ **Independent director with significant REIT experience**
- ✓ **Previous experience removing entrenched external advisors**
- ✓ **Significant tax expertise**

- Executive Vice President of Related Companies, where he is responsible for tax structuring and origination of new business opportunities
- Previously Partner at Paul Hastings LLP and Battle Fowler LLP in the Tax Department
- Member of the board of directors of Webster Financial Corporation and Equinox Holdings, Inc
- Removed trustees from the externally advised REIT of CommonWealth REIT (now Equity Commonwealth)

Jim Lozier



- ✓ **Independent director with significant international real estate experience**
- ✓ **Significant M&A experience**
- ✓ **Public company board and governance expertise**

- Served as co founder and CEO of Archon Group L.P., a diversified international real estate services and advisory company, from its formation in 1996 until 2012
- Under Mr Lozier's leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs, managed at its peak a gross value of ~$59 billion and over 8,500 employees
- Previously worked at the J.E. Robert Company, a global real estate investment management company, and directed acquisition efforts for Goldman Sachs/J E Rober
- Previously served as an external director for Equity Commonwealth and since 2015 has served as an External Director for Hunt Companies, Inc

UNDER BLACKWELLS, GNL & RTL WILL ADOPT INTERNAL MANAGEMENT AGREEMENTS

GNL and RTL may be worth substantially more if the AR Global Management agreements were terminated

GNL Estimated Earnings Add-Back per Share

GNL GLOBAL NET LEASE

$0.97

P/FFO Multiple	14x	16x	18x
Implied Additional Value Per Share	$13.81	$15.78	$17.76
Pro Forma Share Price	$25.31	$27.28	$29.23
Premium to Oct 24 Share Price (BW Director Nomination)	+120%	+137%	+154%

Applying a range of price to funds from operations (P / FFO) multiples on GNL's expected earnings add-back implies an additional $13.81 - $17.76 per share of value

- Contract inflates GNL's operating load from the peer average of 1.3% of book value to 4.9% of book value (+3.76x higher) (1)
- The 3.6% of book value difference between GNL's load and its average peer's load plus additional addbacks expected from better operation represent **$102.6 mm or $0.97/share of additional earnings** (2)(4)

RTL Estimated Earnings Add-Back per Share

THE NECESSITY RETAIL REIT

$0.54

P/FFO Multiple	14x	16x	18x
Implied Additional Value Per Share	$9.71	$11.10	$12.48
Pro Forma Share Price	$13.25	$14.32	$15.40
Premium to Oct 24 Share Price (BW Director Nomination)	+131%	+149%	+168%

Applying a range of price to funds from operations (P / FFO) multiples on RTL's expected earnings add-back implies an additional $9.71- $12.48 per share of value

- Contract inflates RTL's operating load from the peer average of 1.3% of book value to 5.8% of book value (4.5x higher)
- The 4.8% of book value difference between RTL's load and its average peer's load represents **$71.8 mm or $0.54 /share of additional earnings** (3)

BW BLACKWELLS CAPITAL

Sources: Company filings. Company closing stock price trading session as of April 14, 2022. (1) Triple Net Peer comps include triple net companies with Book Values greater than $1 bn: ADC, BNL, EPR, EPRT, FCPT, GLPI, NNN, NTST, O, SAFE, SRC. STOR, VICI, and WPC. (2) Based on Book Value of $1.485 billion and 103.3 million shares outstanding. (3) Based on fiscal year ending 2022 Book Value of $1.453billion and 133.7 million shares outstanding for GNL and $1.587mm book value for RTL and 133mm shares outstanding. (4) At GNL there has been $51mm of impairments in last 3 years. These $51mm of impairments represent $0.50/ share of additional earnings.

THIRD-PARTY BENCHMARKING & ASSESSMENT

While operating load has decreased for the guideline peer set, the results of GNL and RTL have increased significantly, particularly in FYE and FYE 2022.

NAV VALUATION & ADVISORY LLC

"Our independent analysis indicated that **operating loads of GNL and RTL were significantly above the mean and median data of the guideline peer set.** This trend has increased since FYE 2019."

Chart 4.6

	Load as % of Revenue				Load as % of Book Value				Load as % of Market Cap
	[A.30] = [A.13 / A.17]	[A.31] = [A.14 / A.18]	[A.32] = [A.15 / A.19]	[A.33] = [A.16 / A.20]	[A.34] = [A.13 / A.21]	[A.35] = [A.14 / A.22]	[A.36] = [A.15 / A.23]	[A.37] = [A.16 / A.24]	[A.38] = [A.16 / A.25]
Peer Public Company	2019	2020	2021	2022	2019	2020	2021	2022	4/18/2023
Agree Realty Corporation	8.30%	8.37%	7.50%	7.01%	0.92%	0.82%	0.74%	0.65%	0.57%
Broadstone Net Lease, Inc.	11.91%	9.86%	9.50%	9.17%	2.13%	1.38%	1.41%	1.21%	1.38%
EPR Properties	7.11%	10.27%	8.34%	7.84%	1.54%	1.62%	1.69%	2.03%	1.74%
Essential Properties Realty Trust, Inc.	15.60%	14.90%	10.57%	2.13%	1.82%	1.55%	1.19%	0.25%	0.19%
Four Corners Property Trust, Inc.	8.70%	8.80%	8.85%	8.98%	1.93%	1.79%	1.84%	1.76%	0.95%
Gaming and Leisure Properties, Inc.	9.35%	8.46%	8.11%	7.65%	5.20%	3.65%	3.10%	2.66%	0.75%
National Retail Properties, Inc.	5.62%	5.78%	6.15%	5.39%	0.87%	0.88%	1.14%	1.01%	0.55%
NETSTREIT Corp.	35.92%	33.62%	25.04%	19.79%	4.44%	2.30%	1.90%	1.82%	2.17%
Realty Income Corporation	4.47%	4.45%	4.66%	4.14%	0.68%	0.67%	0.39%	0.48%	0.37%
Safehold Inc.	15.46%	14.63%	15.37%	14.28%	1.32%	1.65%	1.71%	1.80%	2.18%
Spirit Realty Capital, Inc.	10.22%	10.02%	8.65%	8.11%	1.54%	1.34%	1.32%	1.26%	1.12%
STORE Capital Corp.	8.68%	7.71%	0.00%	7.39%	1.21%	0.99%	0.00%	1.15%	0.69%
VICI Properties Inc.	2.75%	2.50%	2.19%	1.86%	0.31%	0.33%	0.27%	0.22%	0.17%
W.P. Carey Inc.	9.59%	8.45%	8.32%	8.40%	1.70%	1.49%	1.46%	1.38%	0.86%
	10.98%	10.56%	8.80%	8.01%	1.83%	1.46%	1.30%	1.26%	0.98%
	9.02%	8.63%	8.33%	7.75%	1.54%	1.43%	1.36%	1.23%	0.81%
Global Net Lease, Inc.	17.29%	17.91%	17.21%	18.46%	3.12%	3.86%	4.15%	4.86%	5.99%
The Necessity Retail REIT, Inc.	23.00%	21.46%	23.32%	20.62%	4.10%	3.92%	4.60%	5.88%	12.26%

BW BLACKWELLS CAPITAL

Source: Independent corporate advisory study and benchmarking analysis, April 24 2023, NAV Valuation & Advisory LLC. This is not a solvency opinion nor a fairness opinion.

THIRD-PARTY BENCHMARKING & ASSESSMENT (CONT.)

NAV VALUATION & ADVISORY LLC

Moreover, GNL's and RTL's operating loads were 3x- 4x the peer medians and means

Triple-Net Lease REIT Benchmarking - Operating Load Fundamentals – CAGR in SG&A in Last 5-Years

Guideline Public Companies				CAGR in SG&A In Last 5-Years										
Comp #	Company	Ticker	Latest Quart. Enterprise Value ($Mill.)	Current TTM As Of 4/18/23	TTM-1 As Of 9/30/22	TTM-2 As Of 6/30/22	TTM-3 As Of 3/31/22	Current Yr. As of 12/31/22	Year-1 As of 12/31/21	Year-2 As of 12/31/20	Year-3 As of 12/31/19	Year-4 As of 12/31/18	3-Year Median	5-Year Median
1	Agree Realty Corporation	ADC	7,382,061	21.7%	20.5%	15.3%	13.7%	21.7%	17.6%	26.3%	35.0%	NM	21.7%	24.0%
2	Alpine Income Property Trust, Inc.	PINE	477,888	22.8%	23.1%	23.1%	23.2%	22.8%	31.3%	40.1%	69.9%	NM	* NM	* NM
3	Broadstone Net Lease, Inc.	BNL	4,886,711	* NA	* NA	* NA	* NA	* NA	* NA	* NA	* NA	NM	* NA	* NA
4	EPR Properties	EPR	5,661,694	-2.3%	-3.0%	* -3.6%	* -4.3%	-2.3%	* -6.7%	-9.3%	-24.9%	NM	* -6.7%	-8.0%
5	Essential Properties Realty Trust, Inc.	EPRT	3,604,620	40.4%	36.2%	31.3%	29.8%	40.4%	32.6%	57.9%	155.7%	NM	* NM	* NM
6	Four Corners Property Trust, Inc.	FCPT	3,076,465	5.8%	3.7%	1.6%	0.7%	5.8%	-0.2%	-7.7%	-9.2%	NM	-0.2%	-4.0%
7	Gaming and Leisure Properties, Inc.	GLPI	19,643,741	16.3%	15.6%	14.8%	13.7%	16.3%	14.7%	33.9%	45.2%	NM	16.3%	25.1%
8	Getty Realty Corp.	GTY	2,159,006	28.0%	26.6%	25.3%	23.8%	28.0%	31.0%	32.7%	38.9%	NM	31.0%	31.9%
9	National Retail Properties, Inc.	NNN	11,323,141	* NA	* NA	* NA	* NA	* NA	* NA	* NA	* NA	NM	* NA	* NA
10	NETSTREIT Corp.	NTST	1,198,691	* NA	* NA	* NA	* NA	* NA	* NA	* NA	* NA	NM	* NM	* NM
11	Postal Realty Trust, Inc.	PSTL	483,246	* NA	* NA	* NA	* NA	* NA	* NA	* NA	* NA	NM	* NM	* NM
12	Realty Income Corporation	O	52,725,740	* -5.6%	14.0%	13.5%	12.1%	* -5.6%	15.3%	-22.2%	* -49.9%	NM	-5.6%	* -13.9%
13	Safehold Inc.	SAFE	5,246,061	* NA	* -3.5%	1.5%	30.7%	* NA	58.0%	49.7%	73.3%	NM	53.8%	58.0%
14	Spirit Realty Capital, Inc.	SRC	8,808,880	3.5%	1.9%	0.5%	-0.8%	3.5%	-2.5%	-8.5%	-5.5%	NM	-2.5%	-4.0%
15	STORE Capital Corp.	STOR	11,384,466	9.6%	19.1%	25.0%	27.0%	9.6%	55.3%	* -26.4%	36.0%	NM	9.6%	22.8%
16	VICI Properties Inc.	VICI	42,434,601	* 53.5%	* 49.4%	* 45.7%	42.7%	* 53.5%	58.8%	77.6%	123.0%	NM	58.8%	68.2%
17	W.P. Carey Inc.	WPC	22,136,314	15.8%	12.4%	11.3%	10.6%	15.8%	10.8%	-6.7%	2.7%	NM	10.8%	6.7%
18	**Global Net Lease, Inc.**	**GNL**	**2,804,280**	**46.1%**	**45.7%**	**44.4%**	*** 43.3%**	**46.1%**	*** 60.9%**	*** 94.9%**	*** 259.8%**	**NM**	*** 60.9%**	*** 77.9%**
19	**The Necessity Retail REIT, Inc.**	**RTL**	**2,986,053**	**28.7%**	**28.5%**	**29.2%**	**32.9%**	**28.7%**	**48.6%**	**57.3%**	**141.5%**	**NM**	**48.6%**	**52.9%**

Dates above apply to calendar-year firms only. Please note that NA results are indicated by asterisk and are inherently excluded from calculations. Asterisk results exclude both the bottom 5.00% and top 5.00% of each metric. Lastly, we excluded all negative valuation multiple results. Please also see Report for math computations underlying size-adjusted multiples.

	Current TTM	TTM-1	TTM-2	TTM-3	Current Yr.	Year-1	Year-2	Year-3	Year-4	3-Year Median	5-Year Median
LOW	-2.3%	-3.0%	0.5%	-0.8%	-2.3%	-2.5%	-22.2%	-24.9%	NA	-5.6%	-8.0%
HIGH	46.1%	45.7%	44.4%	42.7%	46.1%	58.8%	77.6%	155.7%	NA	58.8%	68.2%
3rd QUARTILE	28.2%	26.6%	25.3%	29.8%	28.2%	48.6%	49.7%	73.3%	NA	39.8%	42.4%
MEAN	**19.7%**	**18.8%**	**18.2%**	**20.0%**	**19.7%**	**28.6%**	**24.7%**	**52.4%**	**NA**	**22.0%**	**24.9%**
MEDIAN	**19.0%**	**19.1%**	**15.3%**	**23.2%**	**19.0%**	**31.0%**	**32.7%**	**38.9%**	**NA**	**16.3%**	**24.0%**
1st QUARTILE	8.7%	12.4%	11.3%	12.1%	8.7%	14.7%	-7.7%	2.7%	NA	4.7%	1.4%
<u>Benchmarking Analysis of GNL and RTL Vs. Industry Peers</u>											
Mean Indexing Above (Below) Result for Global Net Lease (Ticker: GNL)	2.3x	2.4x	2.4x	2.2x	2.3x	2.1x	3.8x	5.0x	NM	2.8x	3.1x
Median Indexing Above (Below) Result for Global Net Lease (Ticker: GNL)	2.4x	2.4x	2.9x	1.9x	2.4x	2.0x	2.9x	6.7x	NM	3.7x	3.2x
Mean Indexing Above (Below) Result for Necessity Retail REIT (Ticker: RTL)	1.5x	1.5x	1.6x	1.6x	1.5x	1.7x	2.3x	2.7x	NM	2.2x	2.1x
Median Indexing Above (Below) Result for Necessity Retail REIT (Ticker: RTL)	1.5x	1.5x	1.9x	1.4x	1.5x	1.6x	1.8x	3.6x	NM	3.0x	2.2x
ENTERPRISE VALUE WTD. AVERAGE	0	0	0	0	0	0	0	0	NA	0	0
STANDARD DEVIATION (SD)	0	0	0	0	0	0	0	1	NA	0	0
COEFFICIENT OF VARIATION (SD / MEAN)	**77.0%**	**71.9%**	**85.9%**	**55.6%**	**77.0%**	**69.1%**	**98.6%**	**149.8%**	**NA**	**141.2%**	**109.4%**
DATA POINTS	12	13	13	13	12	13	13	13	0	11	11

Source: Independent corporate advisory study and benchmarking analysis, April 24 2023, NAV Valuation & Advisory LLC. NAV's benchmark analysis is neither a solvency opinion nor a valuation opinion.

CONTACT INFORMATION

Use the **WHITE** Universal Proxy Card to vote **FOR** all of Blackwells' director nominees

DISCARD the gold proxy card

MORROW SODALI

If you have any questions, require assistance in voting your WHITE proxy card / WHITE voting instruction form, or need additional copies of the proxy materials, please call:

Morrow Sodali
1-800-662-5200
Blackwells@morrowsodali.com

BLACKWELLS CAPITAL

CONTACT INFORMATION

Michael McDonough
Managing Director, Portfolio Manager

W. Gage Holzhauer
Executive Director, Investments

Investor Relations
IR@blackwellscap.com

Appendix I

Empirical Snapshot of Failings & Questions for Management

THE FRAMING OF FINANCIAL FAILURE AND EXPROPRIATIVE GOVERNANCE

The AR Global Management Agreement has Eviscerated GNL and RTL

1. **$3.3bn of market cap destroyed** since 2015 IPO with **GNL** at **64% loss, trailing** US Diversified REIT **Index by 104%,** and **RTL** at a **62% loss, trailing Index by 73%**
2. Conflicts of Interest are referenced **over 20 times** in the 2022 10-K's
3. RTL has **0** employees despite **$61mm** of fees to **"Fees to Related Parties", $16mm** annual G&A, $41mm & **$14mm Equity** Compensation. GNL has **1** employee, except one based in Europe "to provide tax services", despite **$18mm** of annual **G&A, $41mm "Fees** to Related Parties" & **$12mm Equity** Compensation
4. 18 dilutive secondary offerings for **$878 million**, representing **55%** and **26%** of market capitalizations. **Not one offering is "in the money".**
5. Preferreds are **$582mm**, meaning **78%** of GNL's market cap has been issued and **65%** of RTL's. AR Global gets ongoing fees for this and shareholders pay **$20mm to $25mm in preferred dividends, crushing common**
6. AR Global siphons more than **$1 in $5 dollars of GNL and RTL revenue** in "External Advisor Management Fees", G&A, and Equity Comp
7. AR Global has near **0%** economic interest yet has **paid itself $881 million** in RTL AND GNL since IPO
8. Board of Directors and Management **"owns" less than 1%** of RTL and GNL. **Management have been net sellers.** Nearly all shares owned from option grants.
9. **Load factor of 5.0%- 6% as a % of book value** is **4x-5x higher** than every other company in 18-company net lease peer universe
10. **Load factor of 6.1%-12.5% as % of market cap** is **12.5x-25x the peer averages.** RTL has the highest in the 18 peer net lease comparable universe, GNL is second
11. GNL and RTL have participated in **0 bulge-bracket investor conferences** in last 6 years and have histories of refusing to meet with shareholders
12. **$276 million of asset impairments** since 2018 despite highest Property and Management Fee structures
13. GNL has repurchased **$842k** of stock in last 8 years, **while selling nearly 700x** that in dilutive trough multiples
14. RTL has repurchased **$936k** in last 3 years **and sold $195mm more dilutively**
15. GNL trades at a **35% discount to NAV**, the second worst-in-class after RTL **(66%)**, and 7x 2023 AFFO, a **51% discount** to peers (RTL is 5x AFFO, 65% discount)
16. **Multiple third-party property advisors** have stated they believes it could do the job at **20% - 30% of the cost**

QUESTIONS FOR MANAGEMENT

1) Why is AR Global endeavoring to **thwart GNL and RTL shareholders from the basic shareholder right** of proposing independent directors to the Board?

2) Why does AR Global control 100% of the governance / board of GNL and RTL when **AR Global has no material economic interest** in either GNL or RTL?

3) Why have GNL's and RTL's boards allowed the companies to enter into **above-market, non-independent management contracts** with an entity that has a history of conviction for **securities fraud, manipulation, shareholder lawsuits and bankruptcy?**

4) Why did GNL and RTL boards extend the management contracts with AR GLOBAL to 20 years (4x the normal length)? Why has **there never been a transparent bidding process for GNL and RTL management contracts?**

5) Why have management fees gone up ~2x since 2016 when during the same period the stock prices of **GNL and RTL have fallen 65% and 57%,** respectively, causing **$3.3 billion of shareholder destruction?**

Source: Capital IQ, Public Filings, SEC.

Appendix II

Exposing AR Global

AR GLOBAL'S HISTORY

AR Global is hatched from disgrace as the successor company of AR Capital, which had faced a $1 billion lawsuit for defrauding investors

- AR Global, previously known as AR Capital, has an ill-gotten past with Mr. Nelson's and Mr. Weil's associates convicted of fraud
- GNL's ex-CFO, Brian Block, is in prison and was an associate of Nicholas Schorsch and the CFO of AR Capital
- Mr. Schorsch, Mr. Weil and Mr. Nelson are long-time business partners
- GNL had the opportunity to rescind the AR Global management contract. Instead, it renewed and elongated

NOTABLE CASES

American Realty Capital Settlement Exceeds $1 Billion

UPDATED November 4, 2019

CASE SUMMARY

The complaint alleges that American Realty Capital Properties, Inc (ARCP) issued materially false financial statements. On October 29, 2014, ARCP shocked the market when it announced that its Form 10-K for the fiscal year ended December 31, 2013 and its quarterly reports for the periods ended March 31, 2014 and June 30, 2014 should no longer be relied upon by investors and needed to be restated due to intentional errors on the financial statements resulting in overstatement of the adjusted funds from operations and an understatement of ARCP's net loss. On October 30, 2014, media outlets reported that ARCP acknowledged that the accounting errors were intentionally concealed and that the Securities and Exchange Commission had begun an inquiry into ARCP's accounting.

CLASS DEFINITION

On behalf of all persons who purchased or otherwise acquired American Realty Capital Properties, Inc. ("ARCP") common stock, preferred stock and debt securities during the Class Period.

EXCLUSION DEADLINE

If investors want to be excluded from the Class, you may submit a request for exclusion. Your request for exclusion must be in writing and must be postmarked no later than October 28, 2019. ISS Securities Class Action Services clients can obtain specific details through their RecoverMax subscription.

SETTLEMENT DETAILS

Contributions to the settlement amount will be paid as follows:

- Vereit – $738.5 million
- ARCP – $225 million
- Brian Block (former CFO of ARCP) – $12.5 million
- Grant Thornton LLP (former auditor of ARCP) – $49 million

AR GLOBAL MAKING HEADLINES…

(1)

InvestmentNews

Nicholas Schorsch's former flagship REIT settles with investors for $1 billion

The company, now known as Vereit Inc., will pay $738.5 million of the class action settlement, according to a press release. American Realty Capital, led by Mr. Schorsch, will pay $225 million, with the company's former chief financial officer Brian Block, who *was found guilty of securities fraud* in 2017, paying $12.5 million. The auditor for the firm at the time of the scandal, Grant Thornton, will pay $49 million.

Vereit has been embroiled in litigation for almost five years. In October 2014, the company, known by its former ticker symbol ARCP, *admitted to an accounting error* of $23 million, setting off a selling frenzy of the company's stock.

Lawsuits then followed, with attorneys for investors claiming ARCP had misstated financial metrics in order to inflate financial results and fuel acquisitions.

(3)

THE UNITED STATES DEPARTMENT of JUSTICE

FOR IMMEDIATE RELEASE

Friday, June 30, 2017

Former Chief Financial Officer of American Reality Capital Partners ("ARCP") Found Guilty After Trial of Accounting Fraud

Joon H. Kim, the Acting United States Attorney for the Southern District of New York, announced that a federal jury today found BRIAN BLOCK, the former chief financial officer of the publicly traded real estate investment trust ("REIT") formerly known as American Realty Capital Partners ("ARCP"), guilty of inflating a key metric used to evaluate the financial performance of publicly traded REITs in ARCP's filings with the U.S. Securities and Exchange Commission (the "SEC"). BLOCK was convicted after a three-week trial before U.S. District Judge J. Paul Oetken.

(5)

LAW360

Objector Fights $15M Deal In American Realty-Tied REIT Suit

Law360 (May 26, 2020, 6:16 PM EDT) -- Abraham Fruchter & Twersky LLP is repping the only investor to object to a $15 million deal reached with the sponsor of American Realty Capital Properties over a real estate investment trust, a settlement the shareholder called "a relatively minor amount of total potential damages."

Stuart Wollman is the sole objector to the settlement authorized by a New York federal judge in February that would resolve derivative claims brought by shareholders in Hospitality Investors Trust Inc. who accused AR Global Investments LLC, the sponsor of the embattled American Realty, and a variety of companies and individuals of entering into compensation agreements that hurt HIT.

(2)

LAW360

American Realty Axes CFO, CAO Amid Accounting Errors

Law360, New York (October 29, 2014, 2:25 PM EDT) -- American Realty Capital Properties Inc. retracted information from 18 months' worth of financial reports on Wednesday and said it has replaced its CFO and CAO, who made intentional errors connected to a $22.8 million overstatement of funds.

Chief Financial Officer Brian Block and Chief Accounting Officer Lisa McAlister have been relieved of their duties and replaced with Michael Sodo and Gavin Brandon, respectively, due to the restatements in the adjusted funds from operations, or AFFO, which the company said were mistakenly boosted by inclusion of noncontrolling interests on a net, rather than gross, basis.

(4)

Bloomberg Law

Nick Schorsch, AR Capital Will Face Trail in RCS Capital Case

Commercial real estate mogul Nick Schorsch and his AR Capital LLC lost their bid to avoid an upcoming trial of creditor claims over the business failure of an affiliate, when a Delaware Chancery Court judge threw out just one of the lawsuit's three fiduciary breach counts.

A "trial looms in the immediate future," and the "core claim" would "benefit from the creation of a trial record," Vice Chancellor Sam Glasscock III wrote Thursday.

(6)

REUTERS

SEC reaches $60 million settlements involving ex-American Realty executives

NEW YORK (Reuters) - Two former executives at American Realty Capital Properties Inc, including the onetime billionaire who built it, have reached more than $60 million in settlements with the U.S. Securities and Exchange Commission of charges they wrongfully extracted millions of dollars from the real estate investment trust.

1) Nicholas Schorsch's former flagship REIT settles with investors for $1 billion
2) American Realty Axes CFO, CAO Amid Accounting Errors
3) Former Chief Financial Officer Of American Realty Capital Partners ("ARCP") Found Guilty After Trial Of Accounting Fraud
4) Nick Schorsch, AR Capital Will Face Trial in RCS Capital Case
5) Objector Fights $15M Deal In American Realty-Tied REIT Suit
6) SEC reaches $60 million settlements involving ex-American Realty executives

…FOR ALL THE WRONG REASONS…

$15.2M SETTLEMENT

Milliken v. American Realty Capital Hospitality Advisors, LLC et al. (2020)

- Investors in Hospitality Investors Trust filed a lawsuit against certain company executives and directors, the former property managers and advisor, former sponsor AR Global, and AR Global's senior executives
- The suit claimed these individuals breached their fiduciary duties, wasted company assets, aided and abetted the breaches of fiduciary duties, breached certain contracts, and unjustly enriched themselves
- **Outcome: dismissal of a lawsuit and preliminary settlement of $15.2 million**

$60M SETTLEMENT

SEC v. AR Capital LLC et al. (2019)

- SEC alleged that AR Capital, Mr. Schorsch and Mr. Block, skimmed millions of dollars by inflating the incentive fee in two mergers between real estate investment trusts managed between late 2012 and early 2014
- The suit also alleges these parties overcompensated themselves by $7.27 million in irrelevant charges from asset purchase and sale agreements related to the mergers
- **Outcome: $60 million settlement**

SETTLEMENT

RCS Creditor Trust v. Schorsch et al. (2017)

- A group of investors accused Nick Schorsch and his partners of shaving off revenue of RCS Capital, a company once controlled by Schorsch that went into bankruptcy, for their own benefit
- The complaint accused them of breaching or aiding breaches of fiduciary duty, duty of care, and duty of loyalty, as well as wasting corporate assets
- It also alleged that nearly $1 billion in public stakeholder investments in RCAP were destroyed
- **Outcome: Undisclosed settlement**

CONVICTED

U.S. v. Block (2017)

- In 2014, American Realty Capital Properties Inc.'s Chief Financial Officer and Chief Accounting Officer made intentional errors connected to a $22.8 million overstatement of funds
- CFO Brian Block and CAO Lisa McAlister were replaced with Michael Sodo and Gavin Brandon, respectively after being asked to resign
- **Outcome: Mr. Block paid a $100,000 fine, was convicted of securities fraud, two counts of filing false SEC reports, two counts of filing false certifications, and one count of related conspiracy**

Source: Capital IQ, Public Filings, SEC.

THE LOOK OF ENTANGLEMENT: MR SCHORSCH'S AND MR WEIL'S ENTITIES


Nicholas S. Schorsch
Cole Real Estate Income Strategy (Daily NAV), Inc. CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
American Realty Capital Hospitality Trust, Inc. (ARC HOST) Chairman of Board Jul 2013- Member of the Board of Managers of the ARC Host sub-property manager Aug 2013-
American Realty Capital Daily Net Asset Value Trust, Inc. (ARC DNAV) CEO Sep 2010- Chairman of Board Sep 2010- ARC DNAV Advisor Sep 2010- ARC DNAV Property Manager Sep 2010
American Realty Capital New York City REIT (ARC NYCR)) CEO Dec 2013- Chairman of Board Dec 2013- ARC NYCR Advisor Dec 2013- ARC NYCR Property Manager Dec 2013-
Cole Credit Property Trust, Inc. CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
Cole Office & Industrial REIT (CCIT II) CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
American Realty Capital Trust, Inc. (ARCT) Chairman of Board Aug 2007 - Jan 2013 CEO Aug 2007 - Mar 2012 ARCT Advisor Aug 2007 - Mar 2012 ARCT Property Manager Aug 2007 - Mar 2012
Cole Corporate Income Trust, Inc. CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
Cole Credit Property Trust V, Inc. CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
New York REIT (Formerly American Realty Capital New York Recovery REIT (NYRR)) CEO Oct 2009- Chairman of Board Oct 2009- NYRR Advisor Oct 2009- NYRR Property Manager Oct 2009-
Realty Capital Securities, LLC Co-Founder Chairman of Board CEO
Cole Real Estate Investments, Inc. fka Cole Credit Property Trust III, Inc. Wholly owned subsidiary of American Realty Capital Properties, Inc.
Business Development Corporation of America (BDCA) CEO May 2010- Chairman of Board May 2010-
Cole Credit Property Trust IV, Inc. CEO Feb 2014- Chairman of Board Feb 2014- (since close of acquisition of Cole Real Estate Investments, Inc.)
ARC Properties Operating Partnership L.P. Subsidiary and operating partnership of American Realty Capital Properties, Inc. which is the sole general partner.
American Realty Capital Properties, Inc. CEO 2010-2014 Chairman of Board 2010-2014 Became Executive Chairman Jan 2014
ARC Properties Advisors, LLC CEO Nov 2010 - Jan 2014
AR Capital LLC Co-Founder Chairman of Board CEO
RCS Advisory Services, LLC 100% Equity owned by RCS Capital Holdings, LLC
RCS Capital Management, LLC Co-CEO April 2013-
RCS Capital Holdings, LLC Managed by RCS Capital Corp. Schorsch = Manager
American Realty Capital Trust III, Inc. (ARCT III) CEO Oct 2010 - Feb 2013 (until merger) Chairman of Board Oct 2010 - Feb 2013 ARCT III Advisor Oct 2010 - Feb 2013 ARCT III Property Manager Oct 2010 - Feb 2013
RCS Capital Corp. Executive Chairman of Board Feb 2013-
RCAP Holdings, LLC Chairman of Board CEO
American Realty Capital Trust IV, Inc. (ARCT IV) CEO Feb 2012 - Jan 2014 (until merger) Chairman of Board Feb 2012 - Jan 2014 ARCT IV Advisor Feb 2012 - Jan 2014 ARCT IV Property Manager Feb 2012 - Jan 2014
American Realty Capital Healthcare Trust, Inc. (ARC HT) Executive Chairman Mar 2104 CEO Aug 2010 - Mar 2014 Chairman of Board Aug 2010 - Mar 2014 ARC HT Advisor Aug 2010 - Mar 2014 ARC HT Property Manager Aug 2010 - Mar 2014
RCS Capital, LLC Chairman of Board
American Realty Capital Trust V, Inc. (ARCT V) CEO Jan 2013- Chairman of Board Jan 2013- "CEO of the ARCT V Advisor" Jan 2013- ARCT V Property Manager Jan 2013
American Realty Capital Healthcare Trust II (ARC HT II) Chairman of Board Oct 2012 - Mar 2014 Executive Chairman Mar 2014- ARC HT II Advisor Mar 2014- ARC HT II Property Manager Mar 2014-
United Development Funding Income Fund (UDF V) "CEO of the Advisor to UDF V" Sep 2013-
American Realty Capital Global Trust, Inc. (ARC Global) CEO Jul 2011 Chairman of Board Jul 2011 ARC Global Advisor Jul 2011 ARC Global Property Manager Jan 2012
ARC Realty Finance Trust, Inc. (ARC RFT) CEO Nov 2012- Chairman of Board Nov 2012- ARC RFT Advisor Nov 2012-
Phillips Edison – ARC Grocery Center REIT II (PE-ARC II) CEO Jul 2013- PE-ARC II Advisor Jul 2013-
Phillips Edison – ARC Shopping Center REIT (PE-ARC) CEO Dec 2009- PE-ARC Advisor Dec 2009-
American Realty Capital – Retail Centers of America, Inc. (ARC RCA) CEO Jul 2010- Chairman of Board Jul 2010- ARC RCA Advisor May 2010-
American Energy Capital Partners, LP (AEP) Director of the General Partner Oct 2013-

AR GLOBAL IN ITS CURRENT FORM

AR Global

AR Global's CEO and Predecessor's Founder



Michael Weil
Chief Executive Officer



Nicholas Schorsch
Founder

AR Global REITs: Current CEOs

The Necessity Retail REIT NASDAQ: RTL

GNL GLOBAL NET LEASE



Michael Weil
CEO of Healthcare Trust, The Necessity Retail REIT, & New York City REIT



James Nelson
CEO of Global Net Lease

AR Global is the "Advisor" and "Property Manager" for Global Net Lease (GNL) along with The Necessity Retail REIT (RTL) while having:

- **Near zero economic interest**
- A stranglehold on the operational and financial controls with **a total lack of accountability to anyone or anything** other than their own pocketbooks
- **GNL's and RTL's share prices have declined 64% and 62%** respectively under AR Global's management and have dramatically underperformed peers (1)
- Since 2015, **AR Global collected a jaw-dropping $881 million dollars** (2) in fees and expenses from GNL and RTL, while the market capitalization of these companies **has gone down by more than $3.3 billion dollars** (1)

Source: Capital IQ, publicly available information, and Blackwells analysis based on public filings, including February 2022 Proxy statements and Form 10K (2015 onwards).
(1) Based on share prices as of April 18th, 2023.
(2) Blackwells analysis based on public filings. Payments include Management Fees, Reimbursements, Property and Other Expenses.

GNL & RTL'S MANAGEMENT & BOARD OF DIRECTORS LACK INDEPENDENCE

AR Global

The parent company of the Advisor and Property Manager of GNL and RTL



Michael Weil
CEO – AR Global



Nicholas Schorsch, Sr
Founder – AR Global



William "Bill" Kahane
Founder – AR Global



Nicholas Schorsch, Jr
COO – AR Global



Joseph Marnikovic
Current CFO – AR Global

GNL GLOBAL NET LEASE

GNL Management & Non-Executive Chair

			
Name	**James Nelson**	**Chris Masterson**	**Sue Perrotty**
Title	CEO – GNL	CFO – GNL	Non Executive Chair - GNL
Connection to AR Global	***Has Ownership stake in AR Global***	***CFO of other AR Global entity***	***Former Director at other AR Global entities***

THE NECESSITY RETAIL REIT NASDAQ: RTL

RTL Management & Lead Independent Director

			
Name	**Michael Weil**	**Jason Doyle**	**Lisa Kabnick**
Title	CEO – RTL	CFO – RTL	Lead Independent Director - RTL
Connection to AR Global	***CEO of AR Global***	***Former CAO and Former CFO of two other AR Global entities***	***Director at another former AR Global entity***

Source: Capital IQ, AR Global's website, publicly available information, and Blackwells analysis based on public filings, including GNL and RTL definitive proxy statements filed April 10, 2023, and Form 10K (2015 onwards).

DRAMATIS PERSONAE

AR Global | GNL GLOBAL NET LEASE

"EXECUTIVE"	AR GLOBAL ROLE [1]	GNL ROLE	Age
Michael Weil	Founder, Owner, Chairman / CEO	Chairman of the Board	54
James Nelson	Ownership Interest, Weil Deputy CEO/ President, Ownership of AR Global "Advisor" and "Property Manager" for GNL	President, CEO Board Member	72
Chris Masterson	CFO, Treasurer, Secretary of AR Global's "Advisor" and "Property Manager" for GNL	CFO, Treasurer, Secretary	41
Nicholas Schorsch, Sr	Founder, AR Capital, Predecessor Company of AR Global Partner of Weil and Nelson $60mm fine with SEC for Fraud	Created AR Global, GNL's "Advisor" and "Property Manager"	61
Brian Block	Former CFO $60mm fine with SEC for Fraud – Imprisoned	Former CFO	49
Ed Rendell	ARCP Board Member, Audit Committee Defendant, Class Action Suit of AR Capital Board Member Several AR Global portfolio companies	Board Member Impugned by ISS Former Governor of Pennsylvania	78
Sue Perotty	AR Capital Global Board Member Governor Rendell's Wife's Chief of Staff Several Board memberships of American Realty Capital Global	Board Member - Impugned by Glass Lewis	68
Lee Elman. Esq.	Board Director of several AR Global affiliates (Healthcare Trust, New York City REIT)	Board Member - Impugned by Glass Lewis	Recently Deceased
Nicholas Schorsch, Jr	Chief Operating Officer, AR Global Investments EVP of American Realty Capital (AR Capital) President and CIO of G&P Acquisition, a "Blank Check Company" with no operations		35
Abby Wenzel, Esq.	Board Director, American Realty Capital Trust Board Director of several AR Global affiliates (Healthcare Trust, New York City REIT)	Board Member - Impugned by ISS	62
Sister Mary Therese Antone	Board Member of G&P "a Shell Company with No Operations", acc ISS	Board Member - Impugned by ISS	82

(1) AR Global or predecessor companies, including AR Capital affiliates (American Realty, American Realty Trust) Source: Public Filings.

UNABATED SELF-DEALING

GNL
GLOBAL NET LEASE

GNL and RTL's Board of Directors are responsible for *monitoring and supervising* the performance of the Advisor (1)

<u>Every current member of GNL's Board</u> of Directors, including Michael Weil and James Nelson, is associated with or **<u>gets paid by AR Global</u>**, the advisor they are tasked with monitoring and supervising (3)



Mr. Weil **Mr. Nelson**



$
$
$
The
only party
not being paid
appears to be the
REITs' SHAREHOLDERS

AR Global

AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, GNL's named executive officers. (1)

Michael Weil and James Nelson are both executive officers at AR Global ***<u>and</u>*** directors at GNL (2)



Mr. Weil **Mr. Nelson** **Mr. Schorsch**

GNL
GLOBAL NET LEASE



Mr. Nelson **Mr. Masterson**

James Nelson (President and CEO) and Christopher Masterson (CFO) are the **<u>only two named officers of GNL</u>**[1]

BW BLACKWELLS CAPITAL

(1) Source: Global Net Lease 2022 Proxy filing.
(2) Source: AR Global company website - ar-global.com
(3) Source: Capital IQ.

AR GLOBAL EXECUTIVES ARE MISALIGNED WITH SHAREHOLDERS

AR Global's lack of alignment with investors and stranglehold on operational and financial controls allows them to divert value from shareholders to benefit themselves

- AR Global, GNL and RTL's executives have no skin in the game, allowing them to treat these REITs like a personal piggy bank
- While the GNL Board cumulatively owns less than 1% of the Company's outstanding shares, GNL's stockholders have suffered through a 61% decline in share price
- The RTL's Board **cumulative ownership of RTL is less than 1%** despite their stranglehold on the operational and financial controls
- AR Global is a corporate pirate that should not be involved in REITs – let alone the public markets – given its track record of value destruction and ghastly stewardship of GNL and RT

THIS LACK OF ALIGNMENT MAY HAVE ENABLED AR GLOBAL TO EXPROPRIATE FUNDS FROM GNL AND RTL UNCHECKED

GNL GLOBAL NET LEASE

GNL'S BOARD OF DIRECTORS



James L. Nelson
72,876 shares
0.07%



Edward M. Weil, Jr.
22,018 shares
0.02%



M. Therese Antone
12,616 shares
0.01%



Lee M. Elman
26,751 shares
0.03%



P. Sue Perrotty
64,616 shares
0.06%



Edward G. Rendell
44,209 shares
0.04%



Abby M. Wenzel
44,147 shares
0.04%

THE NECESSITY RETAIL REIT

RTL'S BOARD OF DIRECTORS



Edward M. Weil, Jr.
66,481 shares
0.05%



Lisa D. Kabnick
334,366 shares
0.25%



Leslie D. Michelson
82,802 shares
0.06%



Edward G. Rendell
87,279 shares
0.07%



Stanley R. Perla
89,918 shares
0.07%

HOW MANY MR. WEIL'S ARE THERE? HOW MANY PLACES IS HE?

Mr. Weil, in public filings acknowledges he is a conflicted man, serves on 5 boards of publicly traded companies



Michael Weil

- Competing interests: **(RTL, GNL, Healthcare Trust, American Finance Trust and New York City REIT.)**
- Most outrageously, he is the CEO of three of these public entities: **Healthcare Trust, Necessity Retail REIT, and New York City REIT**. *And…*
- President of the Company, the Advisor and the Company's property manager, Necessity Retail Properties, LLC (the "Property Manager"), since November 2015 and is a Class III director.
- Mr. Weil also previously served as an **executive officer of the Company, the Advisor and the Property Manager** from their formation in January 2013 until November 2014, and served as a director of the Company from January 2013 to September 2014.
- Mr. Weil also has been the **chief executive officer of AR Global since January 2016 and owns a non-controlling interest in the parent of AR Global.**

Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed GNL since January 2017; as executive chairman of NYSE-listed New York City REIT, Inc. ("NYCR") since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017; and as a director of HTI since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since August 2018. Since March 2021, he also serves as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the NYSE.

A CLOSER LOOK: MR. WEIL'S COUNTLESS CONFLICTS

Mr. Weil is over-boarded – he serves on five boards of publicly traded companies and is the CEO of three of these entities



The Necessity Retail REIT
- Board member
- CEO
- Advisor and Property Manager since Nov. 2015

GNL Global Net Lease
- Board member since Jan. 2017

HTI Healthcare Trust Inc
- Board member since Oct. 2016
- CEO
- Advisor and Property Manager

AR Global
- CEO since Jan. 2016
- Owns non-controlling interest in the parent of AR Global

American Finance Trust
- Board member

NYC New York City REIT
- Executive Chairman since Nov. 2015
- CEO, President and Secretary, Advisor and Property Manager since March 2017

G&P Acquisition Corp.
- Board member since March 2021

MR. WEIL'S PATTERN OF BANKRUPTCY, LIQUIDATION, AND DISSOLUTION

RC SECURITIES

BANKRUPT

Chairman from Sept 2013 until Nov. 2015; Interim CEO from May 2014 until September 2014; CEO from Dec. 2010 until Sept. 2013

REALTY CAPITAL INCOME FUNDS TRUST

DISSOLVED

Trustee until dissolution in January 2017

DAILY AR NAV CAPITAL

LIQUIDATED

CEO & director during multiple periods until dissolution and liquidation in April 2016



Michael Weil

AREIT/ RCIFT

LIQUIDATED

Trustee at AREIF and RCIFT until its liquidation in August 2016 and January 2017

AR HT III CAPITAL American Realty Capital Healthcare Trust III, Inc.

DISSOLVED

Chairman, CEO & President until dissolution and liquidation in March 2019

RCS CAPITAL

BANKRUPT

Director from Feb. 2013 until Dec. 2015; Executive officer from Feb. 2013 until Nov. 2015, including CEO from Sept. 2014 until Nov. 2015; Filed for Chapter 11 bankruptcy in Jan. 2016

Source: Capital IQ, Public Filings, SEC (https://www.sec.gov/Archives/edgar/data/1568162/000110465921029244/tm217790-1_def14.htm).
Source: Cigar Aficionado – "Cigar Room By The Sea, Cigar and car collector Michael Weil has built one of New England's ultimate man caves" by Gregory Mottola